                        AUTOMATIC REINSURANCE AGREEMENT

                                    between

                      THE HARTFORD LIFE INSURANCE COMPANY
                             Simsbury, Connecticut
                (hereinafter referred to as the CEDING COMPANY)

                                      and

                         AXA RE LIFE INSURANCE COMPANY
                               New York, New York
                   (hereinafter referred to as the REINSURER)

                            EFFECTIVE APRIL 1, 1999

          THIS AGREEMENT WILL BE REFERRED TO AS AGREEMENT NO. 99010-NY

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                                    CONTENTS

ARTICLES                                                                PAGE
-----------------------------------------------------------------------------
I.        Scope of Agreement                                                3
II.       Commencement and Termination of Liability                         4
III.      Oversights and Clerical Errors                                    5
IV.       Net Amount at Risk                                                6
V.        Reinsurance Premiums                                              7
VI.       Reinsurance Administration                                        8
VII.      Settlement of Claims                                           9-10
VIII.     Reinsurance Credit                                               11
IX.       Recapture Privileges                                             12
X.        Inspection of Records                                            13
XI.       Insolvency                                                       14
XII.      Negotiation                                                      15
XIII.     Arbitration                                                      16
XIV.      Right to Offset Balances Due                                     17
XV.       Contract and Program Changes                                     18
XVI.      Confidentiality                                                  19
XVII.     Miscellaneous                                                    20
XVIII.    Severability                                                     21
XIX.      DAC Tax                                                          22
XX.       Duration of Agreement                                            23
XXI.      Execution of Agreement                                           24
SCHEDULES
A.        Plans of Reinsurance                                             25
B.        Investment Funds                                              26-28
C.        Data Layout                                                   29-31
EXHIBITS
I.        1994 Variable Annuity MGDB Mortality Table                       32
II.       Reinsurance Premiums                                             33
III.      Benefit Limitation Rule                                          34

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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All provisions of this Agreement are subject to the laws of the State of New
York.

                                   ARTICLE I

                               SCOPE OF AGREEMENT

A. On and after the 1st day of April 1999, the CEDING COMPANY shall automatically reinsure with the REINSURER and the REINSURER shall automatically accept, a quota-share percentage (defined in Schedule A) of the mortality net amount at risk (MNAR) as defined in Article IV, generated prior to termination (defined in Article II), by the Guaranteed Minimum Death Benefit provisions within the variable annuity contracts issued by the CEDING COMPANY as set forth in Schedule A.

B.  [REDACTED]

C.  [REDACTED]

D.  [REDACTED]

E. This Agreement covers only the CEDING COMPANY's liability for claims paid under variable annuity contract forms specified in Schedule A and supported by investment funds specified in Schedule B, that were submitted to the REINSURER prior to their issuance.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE II

                   COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX, or, for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

       1.   the date the owner elects to annuitize

       2.   surrender or termination of the contract

       3. the death of the owner or annuitant where such death triggers the payment of a death benefit

       4. attainment of the annuity commencement date (as described in the contract forms shown in Schedule A)

B. The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after April 1, 1999, in accordance with Article VII.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE III

                         OVERSIGHTS AND CLERICAL ERRORS

A. Should either the CEDING COMPANY or the REINSURER fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the CEDING COMPANY or the REINSURER, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had no such oversight, misunderstanding or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

B. If the CEDING COMPANY or the REINSURER discovers that the CEDING COMPANY did not cede reinsurance on a contract it should have reinsured under this Agreement, the CEDING COMPANY will take reasonable and necessary steps to ensure that similar oversights do not recur. Then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the positions they would have occupied had the CEDING COMPANY ceded such reinsurance at the original date. If the REINSURER receives no evidence that the CEDING COMPANY has taken action to remedy such a situation, the REINSURER reserves the right to limit its liability to reported contracts only.

C. Any negligent or deliberate acts or omissions by the CEDING COMPANY regarding the insurance or reinsurance provided are the responsibility of the CEDING COMPANY and its liability insurer, if any, but not that of the REINSURER. The previous sentence does not negate the REINSURER's liability under Article VII, Settlement of Claims, of this Agreement.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE IV

                               NET AMOUNT AT RISK

A. The mortality net amount at risk for each variable annuity contract reinsured hereunder shall be calculated as of the last day of each calendar month and shall be equal to the following:

                                   [REDACTED]

B. The contractual death benefit and the contingent deferred sales charges will be as described in the variable annuity contract forms specified in Schedule A.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE V

                              REINSURANCE PREMIUMS

A.  [REDACTED]

B. The minimum and maximum asset-based premium rates shall be applied to the greater of the average aggregate GMDB value and the average aggregate account value in force over the reporting period multiplied by the quota-share percentage reinsured by the REINSURER. The reporting period is assumed to be monthly.

C.  Definitions:

    1.   The average aggregate GMDB value is defined as: [(a) + (b)] / 2, where:

            a = the total GMDB value for all records at the beginning of the current month (equivalent to the value at the end of the prior month's GMDB value)

            b = the total GMDB value of all records at the end of the current month

    2. The average aggregate account value is defined as: [(a) + (b)] / 2, where:

            a = the total account value for all records at the beginning of the current month (equivalent to the end of the prior month's account value)

            a = the total account value of all records at the end of the current month

D. The annualized reinsurance premium rates are shown in Exhibit II and are expressed in terms of basis points. In practice, they shall be applied on a monthly basis by utilizing one-twelfth (1/12th) of the annualized rates.

E. The YRT rate and the minimum/maximum asset-based premium rates shall be based on the oldest person of a multiple life status.

F. The total reinsurance premium due and payable in the first month shall at least equal one-thousand-five-hundred dollars ($1,500).

G.  The monthly reinsurance premium shall be due and payable as described in
Article VI. The REINSURER reserves the right to charge interest on premiums not remitted in accordance with the schedule set forth in Article VI. The interest rate payable by the CEDING COMPANY to the REINSURER for overdue premiums shall be the ninety (90) day Federal Government Treasury Bill rate as first published in the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE VI

                           REINSURANCE ADMINISTRATION

A. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a seriatim electronic report as detailed in Schedule C, for each contract specified in Schedule A, valued as of the last day of that month.

B. Additionally, within thirty (30) days of the end of each calendar month, the CEDING COMPANY will furnish the REINSURER with a separate paper report summarizing the following:

       1. reinsurance premiums due the REINSURER separate for each premium class as shown in Exhibit II

       2. benefit claim reimbursements due the CEDING COMPANY in total and split by VNAR and SCNAR

C. If the net balance is due the REINSURER, the amount due shall be remitted with the report statement. If the net balance is due the CEDING COMPANY, the REINSURER shall remit the amount to the CEDING COMPANY within ten (10) days of receipt of the report.

D. Furthermore, the REINSURER will use the summary data in Schedule C to calculate and monitor its maximum annual aggregate VNAR liability throughout the calendar year. Upon the receipt of the final report for the calendar year, the REINSURER will "true-up" benefit claim reimbursements, if necessary, from the prior calendar year.

E.  Other

       1. The REINSURER and the CEDING COMPANY reserve the right to charge interest on the net balance if (a) below occurs. The REINSURER reserves the right to charge interest on the net balance if (b) below occurs. Such interest shall be based on the ninety (90) day Federal Government Treasury Bill as first published by the Wall Street Journal in the month following the end of the billing period plus fifty (50) basis points. The method of calculation shall be simple interest (360-day year).

         (a) the net balance due the REINSURER or the CEDING COMPANY is not paid within sixty (60) days of the due date shown on the statement

         (b) the premiums for first year business are not paid within one-hundred-eighty (180) days of the effective date of the contract

       2. The party to whom the net balance is owed will have the right to terminate this Agreement when net balance payments are not paid for one-hundred-eighty (180) days from the effective date of the policy for new business or anniversary date for renewals by giving ninety
            (90) days' written notice of termination to the other party. As of the close of the last day of this ninety (90) day notice period, the REINSURER's liability for all risks reinsured associated with the defaulted payments under this Agreement will terminate. The first day of the ninety (90) day notice of termination will be the day the notice is received in the mail by the party in default or if the mail is not used, the day it is delivered to the party in default. If all payments in default are received within the ninety (90) day time period, the Agreement will remain in effect.

       3. Payments between the CEDING COMPANY and the REINSURER may be paid net of any amount due and unpaid under this Agreement.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The claims, calculated as set forth in Article IV, that are eligible for reimbursement are only those that the CEDING COMPANY is contractually required to pay on deaths that occur on or after the Effective Date of this Agreement and subject to benefit limitations as described in Article I.

B. In the event the CEDING COMPANY provides satisfactory proof of claim liability to the REINSURER, claim settlements made by the CEDING COMPANY shall be unconditionally binding on the REINSURER. In every case of claim, copies of the proofs obtained by the CEDING COMPANY will be taken by the REINSURER as sufficient

C. Within thirty (30) days of the end of each calendar month, the CEDING COMPANY shall notify the REINSURER of the reinsured contractual death benefits paid in that month, based on the net amount at risk definition set forth in
Article IV, and the REINSURER shall reimburse the CEDING COMPANY, as provided in
Article VI, for the reinsured benefits.

D. Settlements by the REINSURER shall be in a lump sum regardless of the mode of payment made by the CEDING COMPANY.

E. In no event will the REINSURER participate in punitive or compensatory damages, which are awarded against the CEDING COMPANY as a result of an act, omission or course of conduct committed solely by the CEDING COMPANY in connection with the insurance reinsured under this Agreement. The REINSURER shall, however, pay its share of statutory penalties awarded against the CEDING COMPANY in connection with insurance reinsured under this Agreement if the REINSURER elected to join in the contest of the coverage in question.

The parties recognize that circumstances may arise in which equity would require the REINSURER, to the extent permitted by law, to share proportionately in certain assessed situations in which the REINSURER was an active party and directed, consented to, or ratified the act, omission or course of conduct of the CEDING COMPANY which ultimately resulted in the assessment of the extra-contractual damages, other than statutory damages. In such situations, the REINSURER and the CEDING COMPANY shall share such damages so assessed, in equitable proportions. For the purposes of this provision, the following definitions will apply:

       - "PUNITIVE DAMAGES" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute

       - "STATUTORY PENALTIES" are those amounts awarded as a penalty, but fixed in amount by statute

       - "COMPENSATORY DAMAGES" are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty, nor fixed in amount by statute

If the REINSURER declines to be party to the contest, compromise, or litigation of a claim, it will pay its full share of the amount reinsured, as if there had been no contest, compromise, or litigation, and its proportionate share of covered expenses incurred to the date it notifies the CEDING COMPANY it declines to be a party.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                      ARTICLE VII -- SETTLEMENT OF CLAIMS
                                  (continued)

F. In no event will the REINSURER be liable for expenses incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to contract proceeds or benefits, provided the REINSURER makes payment of the amount of reinsurance to the CEDING COMPANY, as described in the above paragraph.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE VIII

                               REINSURANCE CREDIT

It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualify for reinsurance credit in all States for the reinsurance ceded hereunder. The REINSURER, at its sole cost and expense, shall do all that is necessary to comply with all State insurance laws and regulations to enable the CEDING COMPANY to take credit for the reinsurance ceded hereunder, including, but not limited to, the purchase of a letter of credit and the delivery of any reports required thereunder.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE IX

                              RECAPTURE PRIVILEGES

The CEDING COMPANY may recapture existing reinsurance in force up to its then published retention in accordance with the following rules:

A. The CEDING COMPANY will notify the REINSURER of its intent to recapture at least ninety (90) days prior to any recaptures.

B.  No recapture will be made unless reinsurance has been in force for fifteen
(15) years.

C. No recapture will be made unless the total carry-forward, upon the release of reserves, is not in a negative position. The total carry-forward is defined as the sum of the carry-forwards of this Agreement and the complementary GMIB Agreement, if any, that reinsures the same related contracts.

D. The current period carry-forward for each Agreement is defined as the current period's reinsurance premium, minus all reinsurance claims paid under this Agreement, minus a two-and-one-half (2.5) basis point annual expense allowance applied against the average aggregate Account Value, minus the change in treaty reserves, plus last period's loss carry-forward. The carry-forward amount is accumulated at the ninety (90) day Federal Government Treasury Bill rate as published in the Wall Street Journal on the first business day of the current period plus two percent (2%).

E. Upon election, recapture shall occur ratably over a thirty-six (36) month period (i.e., the initial quota-share percentage reduces 2.78% times the initial quota-share percentage each month). It is irrevocable once elected.

F. It is the responsibility of the REINSURER to determine the carry-forward, based on the method described above.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                   ARTICLE X

                             INSPECTION OF RECORDS

A. The REINSURER, or its duly appointed representatives, shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the CEDING COMPANY all records referring to reinsurance ceded to the REINSURER.

B. Relating to the business reinsured hereunder, the CEDING COMPANY or its duly appointed representatives shall have the right at all reasonable times and for any reasonable purpose, to inspect at the office of the REINSURER all records referring to reinsurance ceded from the CEDING COMPANY.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   ARTICLE XI

                                   INSOLVENCY

A. In the event of the insolvency of the CEDING COMPANY, all reinsurance will be payable on the basis of the liability of the CEDING COMPANY on the policies reinsured directly to the CEDING COMPANY or its liquidator, receiver or statutory successor without diminution because of the insolvency of the CEDING COMPANY.

B. In the event of insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor will, within a reasonable time after the claim is filed in the insolvency proceeding, give written notice to the REINSURER of all pending claims against the CEDING COMPANY or any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses which it may deem available to the CEDING COMPANY or its liquidator, receiver or statutory successor. The expenses incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expenses will be apportioned in accordance with the terms of the Reinsurance Agreement as though such expense had been incurred by the CEDING COMPANY.

C. Any debts or credits, matured or unmatured, liquidated or unliquidated, in favor of or against either the REINSURER or CEDING COMPANY with respect to this Agreement are deemed mutual debts or credits, as the case may be, and will be offset, and only the balance will be allowed or paid. However, in the event of liquidation, the REINSURER may offset against undisputed amounts which are due and payable to the CEDING COMPANY, only those undisputed amounts due the REINSURER which are not more than one-hundred-eighty (180) days past due at the date of the court order of liquidation.

D. In the event of insolvency of the REINSURER, the CEDING COMPANY may recapture immediately all ceded benefits upon written notice to the REINSURER, its liquidator, receiver or statutory successor. The CEDING COMPANY shall also have a claim on the REINSURER for any reinsurance credit amounts including reserves, unearned premiums and other amounts due the CEDING COMPANY on such reinsurance, at the date of recapture.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE XII

                                  NEGOTIATION

A. Within ten (10) days after one of the parties has given the other the first written notification of a specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

B. If the officers cannot resolve the dispute within thirty (30) days of their first meeting, the parties will agree to submit the dispute to formal arbitration. However, the parties may agree in writing to extend the negotiation period for an additional thirty (30) days.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE XIII

                                  ARBITRATION

A. It is the intention of the CEDING COMPANY and the REINSURER that the customs and practices of the insurance and reinsurance industry will be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If after the negotiation required by Article XII, the REINSURER or the CEDING COMPANY cannot mutually resolve a dispute that arises out of or relates to this Agreement, the dispute will be decided through arbitration. The arbitrators will base their decision on the terms and conditions of this Agreement plus, as necessary, on the customs and practices of the insurance and reinsurance industry rather than solely on a strict interpretation of the applicable law. There will be no appeal of their decision, and any court having jurisdiction of the subject matter and the parties, may reduce that decision to judgement.

B. To initiate arbitration, either the REINSURER or the CEDING COMPANY will notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent will respond to the notification in writing within ten (10) days of its receipt.

C. There will be three arbitrators who will be current or former officers of life insurance companies other than the contracting companies or affiliates thereof. Each of the contracting companies will appoint one of the arbitrators and these two arbitrators will select the third. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on a third arbitrator within thirty (30) days of their appointment, then the appointment of said arbitrator will be left to the President of the American Arbitration Association. Once chosen, the arbitrators are empowered to decide all substantive and procedural issues by majority of votes.

D. It is agreed that each of the three arbitrators should be impartial regarding the dispute and should resolve the dispute on the basis described in Section A of this Article.

E. The arbitration hearing will be held on the date fixed by the arbitrators in New York City. In no event will this date be later than three (3) months after the appointment of the third arbitrator. As soon as possible, the arbitrators will establish pre-arbitration procedures as warranted by the facts and issues of the particular case. At least ten (10) days prior to the arbitration hearing, each party will provide the other party and the arbitrators with a detailed statement of the facts and arguments they will present at the arbitration hearing. The arbitrators may consider any relevant evidence; they will give the evidence such weight as they deem it entitled to after consideration of any objections raised concerning it. Each party may examine any witnesses who testify at the arbitration hearing.

F. The cost of arbitration will be divided between the parties, unless the arbitrators decide otherwise.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE XIV

                          RIGHT TO OFFSET BALANCES DUE

The CEDING COMPANY and the REINSURER shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assignees, against balances due to the other party under this Agreement or under any other Agreements or Contracts previously or subsequently entered into between the CEDING COMPANY and the REINSURER. This right of offset shall not be affected or diminished because of the insolvency of either party to this Agreement.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   ARTICLE XV

                          CONTRACT AND PROGRAM CHANGES

A. The CEDING COMPANY may amend, substitute, add or delete variable investment funds to the investment options supporting the annuity contract as described in the contract general provisions. No such change will be made by the CEDING COMPANY without prior notification to the REINSURER and without the prior approval of the Securities and Exchange Commission (SEC), if necessary. The CEDING COMPANY agrees to maintain at all times a satisfactory selection of core investment options with characteristics similar to those listed in Schedule B.

B. The CEDING COMPANY shall also give the REINSURER advance notice of any other changes to its annuity product design and/or death benefit design, its contract level and fund level fees and charges, its distribution systems and/or methods, or the addition of any riders to any contract forms reinsured hereunder.

C. Should any such change, as stated above, result in a material change in the underlying risk, the REINSURER shall have the right to modify, for that product line only, the premium rates by an amount which would reflect the change(s) made to the contracts in order to restore the REINSURER to its original position. In the event that reconciliation cannot be addressed via a change in premiums, changes in other areas may be required and will be subject to mutual agreement.

D. The reinsurance premium structure described above shall remain in effect as long as the death benefit design, contract fees, mortality and expense charges, administration fees and contingent deferred sales charges in effect at the inception of this Agreement remain unchanged.

E. The CEDING COMPANY agrees to provide the REINSURER with all contractholder communications as though the REINSURER were a contractholder in the State of Delaware. Such communication includes any items required to be submitted by the SEC or the State of Delaware including but not limited to the prospectus and any supplements thereto.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE XVI

                                CONFIDENTIALITY

This Agreement incorporates the confidentiality agreement previously agreed to between the parties on April 2, 1999. All matters with respect to this Agreement require the utmost good faith of both parties. Both the CEDING COMPANY and the REINSURER shall hold confidential and not disclose or make competitive use of any shared proprietary information unless otherwise agreed to in writing, or unless the information otherwise becomes publicly available, or the disclosure of which is required for retrocession purposes, or has been mandated by law, or is duly required by external auditors.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

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                                  ARTICLE XVII

                                 MISCELLANEOUS

A. This Agreement shall constitute the entire Agreement between the parties with respect to business reinsured hereunder. There is no understanding between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by Amendment to the Agreement and signed by both parties.

B. Any notice or communication given pursuant to this Reinsurance Agreement must be in writing and 1) delivered personally, 2) sent by facsimile or other similar transmission to a number specified in writing by the recipient, 3) delivered by overnight express, or 4) sent by Registered or Certified Mail, Postage Prepaid, Return Receipt Requested, as follows:

If to CEDING COMPANY:      The Hartford Life Insurance Company
                           200 Hopmeadow Street
                           Simsbury, CT 06089
                           Attn: Deanne Osgood

If to the REINSURER:       AXA Re Life Insurance Company
                           17 State Street, 32nd Floor
                           New York, NY 10004
                           Attn: Josephine Pagnozzi

All notices and other communications required or permitted under this Reinsurance Agreement that are addressed as provided in this Section will 1) if delivered personally or by overnight express, be deemed given upon delivery; 2) if delivered by facsimile transmission or other similar transmission, be deemed given when electronically confirmed, and 3) if sent by Registered or Certified mail, be deemed given when marked Postage Prepaid by the sender's terminal. Any party from time-to-time may change its address, but no such notice of change will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

C. This Agreement shall be binding to the parties and their respective successors and permitted assignees. This Agreement may not be assigned by either party without the written consent of the other. This Agreement may be modified or amended only by an Amendment duly executed and delivered on behalf of each party by its respective duly authorized officers.

D. In its Annual Statement filed with the CEDING COMPANY's state of domicile, the REINSURER will show reserves for business assumed under this Agreement, calculated according to the minimum valuation standards of the state where the statement is filed.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                 ARTICLE XVIII

                                  SEVERABILITY

If any provision of this Agreement is determined to be invalid or unenforceable, such determination will not affect or impair the validity or the enforceability of the remaining provisions of this Agreement.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                  Article XIX

                                    DAC Tax
               TREASURY REGULATION SECTION 1.848-2(g)(8) ELECTION

The CEDING COMPANY and the REINSURER hereby agree to the following pursuant to the Section 1.848-2(g)(8) of the Income Tax Regulations issued December 29, 1992, under Section 848 of the Internal Revenue Code 1986, as amended. This election shall be effective for 1999 and all subsequent taxable years for which this Agreement remains in effect.

A. The term "party" will refer to either the CEDING COMPANY or the REINSURER as appropriate.

B. The terms used in this Article are defined by reference to Treasury Regulations Section 1.848-2 in effect as of December 29, 1992.

C. The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deduction limitation of IRC
Section 848(c)(1).

D. Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency. The parties also agree to exchange information, which may be otherwise required by the IRS.

E. The CEDING COMPANY will submit to the REINSURER by April 1st of each year, a schedule of its calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the CEDING COMPANY stating that the CEDING COMPANY will report such net consideration in its tax return for the preceding calendar year.

F. The REINSURER may contest such calculation by providing an alternate calculation to the CEDING COMPANY in writing within thirty (30) days of the REINSURER's receipt of the CEDING COMPANY's calculation. If the REINSURER does not notify the CEDING COMPANY, the REINSURER will report the net consideration as determined by the CEDING COMPANY in the REINSURER's tax return for the previous calendar year.

G. If the REINSURER contests the CEDING COMPANY's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the REINSURER submits its alternate calculation. If the REINSURER and CEDING COMPANY reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   ARTICLE XX

                             DURATION OF AGREEMENT

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of three (3) years as measured from the Effective Date of this Agreement subject to a limit of thirty-billion dollars ($30,000,000,000) of total new considerations to the CEDING COMPANY divided by the quota-share percentage as described in Schedule A. Any time on or after the second anniversary of this Agreement, and upon one-hundred-eighty (180) days' written notice, or anytime on or after attainment of thirty-billion dollars ($30,000,000,000) of total new deposits, either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency (either party is in the liquidation process) of the REINSURER or the CEDING COMPANY.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                  ARTICLE XXI

                             EXECUTION OF AGREEMENT

This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof signed by less than both, but together signed by both of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives as of April 1, 1999.

THE HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Deanne L. Osgood            Date: 4-17-00
       ------------------------------
Attest: Thomas A. Campbell

AXA RE LIFE INSURANCE COMPANY

By:    /s/ Michael W. Pado             Date: 06 April 2000
       ------------------------------
       Michael W. Pado, President

Attest: /s/ Josephine Pagnozzi
       ------------------------------
       Josephine Pagnozzi, Vice
       President

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  [REDACTED]

B.  Related Contracts -- For all States where approved

       - 1994 contract forms with a 7 year CDSC (including State variations thereof): ILAVA99

       - 1999 contract forms with a 7 year CDSC (including State variations thereof): LA-VA99

       - 1998 contract forms with no CDSC (including State variations thereof): LA-NCDSC98, LA- NCDSC98DW, LA-NCDSC99PS

C.  GMDB Reinsured

       - Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80

       - Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders

       - Optional Enhanced Benefit for issue ages 0-75: Greater of Basic Benefit and 5% Roll- up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll- up percentage is 0%.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

The Director Variable Annuities

       Hartford Bond Fund
       Hartford Stock Fund
       Hartford Money Market Fund
       Hartford Advisers Fund
       Hartford Capital Appreciation Fund
       Hartford Mortgage Securities Fund
       Hartford Index Fund
       Hartford International Advisers Fund
       Hartford International Opportunities Fund
       Hartford Dividend and Growth Fund
       Hartford International Advisers Fund
       Hartford MidCap Fund
       Hartford Small Company Fund
       Hartford Growth and Income Fund
       Hartford Global Leaders Fund
       Hartford High Yield Fund
       Mitchell Hutchins Growth and Income Fund
       Mitchell Hutchins Strategic Income Fund
       Mitchell Hutchins Tactical Allocation Fund
       Amsouth Equity Income Fund
       Amsouth Select Equity Fund
       BB&T Growth and Income Fund
       Mentor VIP Perpetual International Fund
       Mentor VIP Capital Growth Fund
       Mentor VIP Growth Fund
       Nations Balanced Assets Fund
       Nations Disciplined Equity Fund
       Nations International Growth Fund
       Nations Managed Index Fund
       Nations Managed SmallCap Index Fund
       Nations Value Fund
       Nations Marisco Growth and Income Fund
       Nations Marisco Focused Equities Fund
       AIM VI Capital Appreciation Fund
       AIM VI High Yield Fund
       AIM VI Value Fund
       Merrill Lynch Global Growth Focus Fund
       Mercury V.I. U.S. Large Cap Fund
       Huntington VA Income Equity Fund

Putnam Hartford Variable Annuities

       Putnam VT Asia Pacific Growth Fund
       Putnam VT Diversified Income Fund
       Putnam VT The George Putnam Fund of Boston
       Putnam VT Global Asset Allocation Fund
       Putnam VT Global Growth Fund
       Putnam VT Growth and Income Fund
       Putnam VT Health Sciences Fund

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                         SCHEDULE B -- INVESTMENT FUNDS
                                  (continued)

       Putnam VT High Yield Fund
       Putnam VT Income Fund
       Putnam VT International Growth Fund
       Putnam VT International Growth and Income Fund
       Putnam VT International New Opportunities Fund
       Putnam VT Investors Fund
       Putnam VT Money Market Fund
       Putnam VT New Opportunities Fund
       Putnam VT New Value Fund
       Putnam VT OTC & Emerging Growth Fund
       Putnam VT Research Fund
       Putnam VT Small Cap Fund
       Putnam VT Utilities Growth and Income Fund
       Putnam VT Vista Fund
       Putnam VT Voyager Fund
       One Group Investment Trust Large Cap Growth
       One Group Investment Trust Diversified Equity
       Pegasus Money Market
       One Group Investment Trust Diversified Mid Cap
       One Group Investment Trust Bond Cap
       One Group Investment Trust Mid Cap Value
       Pegasus Managed Assets Balanced Fund

Morgan Stanley Dean Witter Select Dimensions Annuities

       Morgan Stanley Dean Witter Money Market Fund
       Morgan Stanley Dean Witter North American Government Securities Fund Morgan Stanley Dean Witter Diversified Income Fund
       Morgan Stanley Dean Witter Balanced Growth Fund
       Morgan Stanley Dean Witter Utilities Fund
       Morgan Stanley Dean Witter Dividend Growth Fund
       Morgan Stanley Dean Witter Value-Added Market Fund
       Morgan Stanley Dean Witter Growth Fund
       Morgan Stanley Dean Witter American Opportunities Fund
       Morgan Stanley Dean Witter Mid-Cap Growth Fund
       Morgan Stanley Dean Witter Global Equity Fund
       Morgan Stanley Dean Witter Developing Growth Fund
       Morgan Stanley Dean Witter Emerging Markets Fund
       Morgan Stanley Dean Witter High Yield Fund
       Morgan Stanley Dean Witter Mid-Cap Value
       Morgan Stanley Dean Witter Emerging Markets Debt Fund
       Van Kampen Strategic Stock Fund
       Van Kampen Enterprise Fund

Leaders Variable Annuities

       American Funds Asset Allocation Fund
       American Funds Bond Fund
       American Funds Global Growth Fund
       American Funds Global Small Capitalization Fund
       American Funds Growth Fund
       American Funds Growth-Income Fund

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                         SCHEDULE B -- INVESTMENT FUNDS
                                  (continued)

       American Funds International Fund
       American Funds New World Fund
       Franklin Templeton Real Estate Securities Fund
       Franklin Templeton Small Cap Fund
       Franklin Templeton Strategic Income Investments Fund
       Franklin Templeton Mutual Shares Securities Fund
       Templeton Asset Allocation Fund
       Templeton Developing Markets Fund
       Templeton Global Growth Fund
       Templeton International Fund
       Hartford Money Market Fund
       MFS Capital Opportunities Fund
       MFS Emerging Growth Fund
       MFS Global Equity Fund
       MFS Growth Fund
       MFS Growth with Income Fund
       MFS High Income Fund
       MFS New Discovery Fund
       MFS Total Return Fund

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   SCHEDULE C

                             SUGGESTED DATA LAYOUT

FIELD DESCRIPTION                                         COMMENTS
-----------------------------------------------------------------------------
Annuitant's ID:                                Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                          Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                    Last Name
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                              Last Name If Applicable
                                               First Name
                                               Middle Name
Sex                                            M or F
Date of Birth                                  YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                              YYYYMMDD
Policy Issue Status                            NI = True New Issue,
                                               SC = Spousal Continuance,
                                               EX = 1035 Exchange
Tax Status                                     Qualified (Q), or
                                               Non-qualified (N)

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   EXHIBIT C
                             SUGGESTED DATA LAYOUT
                                  (continued)

FIELD DESCRIPTION                                        COMMENTS
--------------------------------------------------------------------------------
GMDB SECTION
Mortality Risk Definition Indicator       AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                       A = Annuitant, O = Owner, 1 = 1st to
                                          die, 2 = 2nd to die
                                          (e.g., A2 = payable upon death of
                                          second of joint annuitants)
Current Ratchet Value                     If Applicable
Current Reset Value                       If Applicable
Current Rollup Value                      If Applicable
Current Return of Premium Value           If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit                    Greater of Account Value and Minimum
                                          Guaranteed Death Benefit
Mortality Risk             VNAR           Max [Contractual Death Benefit --
                          SCNAR           Account Value), 0]
                                          Surrender Charge, if applicable
GMIB SECTION
GMIB Indicator                            Y = benefit elected, N = benefit not
                                          elected, NA = not applicable
Income Benefit Elected                    01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period              YYYYMMDD
GMIB Annuitization Date                   YYYYMMDD -- actual date
Most Recent GMIB Step-up / Reset Date     YYYYMMDD, if applicable
Cancellation Date                         YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                         Calculated using an individual life
                                          annuity form with 10 years certain
Treasury Rate                             Used in IBNAR calculation
GMAB SECTION
GMAB Indicator                            Y = benefit elected, N = benefit not
                                          elected, NA = not applicable
Accumulation Benefit Elected              01 = option 1, 02 = option 2, etc.
Maturity Date                             YYYYMMDD
Most Recent GMAB Step-up / Rollover Date  YYYYMMDD, if applicable
Cancellation Date                         YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                     Current Value
GMAB NAR                                  Max [(GMAB Guaranteed Value -- Account
                                          Value), 0
Account Value                             Current total value
Surrender Charge                          If reinsured
Cumulative Deposits                       Total premiums
Cumulative Withdrawals                    Total withdrawals

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   EXHIBIT C
                             SUGGESTED DATA LAYOUT
                                  (continued)

FIELD DESCRIPTION                                    COMMENTS
------------------------------------------------------------------------
Funding Vehicle Values:
 "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund
 "Financial Post" designations (Canada)
Asia-Pacific
Balanced
Bond
Canadian Equity
Dividend
European Equity
Global Equity
International Equity
North American Equity
Other
United States Equity

General Account

Note: Total of funding vehicles should equal account value.

Termination Information:
Termination Date                          YYYYMMDD, If applicable
Reason for Termination                    Death (D), Annuitization (A), 1035
                                          Exchange (X), GMIB Election (I), Other
                                          (O).
Cause of Death                            If applicable. Use your Cause of Death
                                          code, and provide translation

Summary Information:                      For reconciliation purposes (may be
                                          paper summary)
Total number of records                   Monthly aggregate information by GMIB
                                          Design, GMAB Design, and
                                          Pricing Cohort (if applicable)
Total of each dollar field                Monthly aggregate information by GMIB
                                          Design, GMAB Design, and
                                          Pricing Cohort (if applicable)
Note: All values to nearest dollar

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   EXHIBIT I
                   1994 VARIABLE ANNUITY MGDB MORTALITY TABLE
                          (APPLIED AGE LAST BIRTHDAY)

                                   [REDACTED]

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

                                   [REDACTED]

*   The current maximum premium rate shall be in effect for a minimum of twenty
    (20) years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                                  EXHIBIT III

                            BENEFIT LIMITATION RULE

                                   [REDACTED]

Hartford Agreement No. 99010DB-NY
Effective April 1, 1999

                               AMENDMENT NO. 1 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as of the dates shown, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE is replaced by the attached Schedule A. The policy form numbers are corrected from inception of the Agreement.

- EXHIBIT II, REINSURANCE PREMIUMS is replaced by the attached Exhibit II. The policy form numbers in the headings are corrected from inception of the Agreement.

- SCHEDULE B, INVESTMENT FUNDS is replaced by the attached Schedule B to describe various fund additions, substitutions and name changes as indicated, effective as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Charles N. Vest                  Date:  December 12, 2001
        -----------------------------------
        Name/Title Charles N. Vest, Vice
        President
Attest: /s/ Daniel R. Guilbert
        -----------------------------------
        Name/Title Daniel R. Guilbert,
        Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/ Michael W. Pado                  Date:  03 December, 2001
        -----------------------------------
        Michael W. Pado, President
By:     /s/ Josee DeRoy
        -----------------------------------
        Josee DeRoy, Vice President
Attest: /s/ Julia Cornely
        -----------------------------------
        Julia Cornely, Assistant Vice
        President

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  [REDACTED]

B.  Related Contracts -- For all States where approved

       - 1994 contract forms with a 7 year CDSC (including State variations thereof): HL-VA94, HL-DWVA94.

       - 1999 contract forms with a 7 year CDSC (including State variations thereof): HL-VA99

       - 1998 contract forms with no CDSC (including State variations thereof): HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS

C.  GMDB Reinsured

       - Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80.

       - Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders.

       - Optional Enhanced Benefit for issue ages 0-75: Greater of Basic Benefit and 5% Roll-up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll-up percentage is 0%.

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

                                   [REDACTED]

*   The current maximum premium rate shall be in effect for a minimum of twenty
    (20) years from the Effective Date of this Reinsurance Agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                                        STATUS CHANGES
---------------------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health                              Added 5/1/00
Hartford Global Technology                          Added 5/1/00
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund             Substituted by Evergreen Perpetual International Fund on 2/1/00
Mentor VIP Capital Growth Fund                      Substituted by Evergreen Capital Growth Fund on 2/1/00
Mentor VIP Growth Fund                              Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund                     Now known as Nations Aggressive Growth Fund as of 5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund                Now known as Nationals Small Cap Index Fund as of 5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield                                  Added 5/1/00
Nations International                               Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund
Salomon Capital Fund                                Added 12/21/99
Salomon Investors Fund                              Added 12/21/99
Salomon Total Return Fund                           Added 12/21/99

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                                 STATUS CHANGES
--------------------------------------------------------------------------------------------
Salomon High Yield Fund                                       Added 12/21/99
Evergreen Omega Fund                                          Added 2/1/00
Evergreen Special Equity Fund                                 Added 2/1/00
Evergreen Foundation Fund                                     Added 2/1/00
Evergreen Perpetual International Fund                        Added 2/1/00
Evergreen Capital Growth Fund                                 Added 2/1/00
Evergreen Growth Fund                                         Added 2/1/00
First American International Portfolio                        Added 5/1/00
First American Large Cap Growth Portfolio                     Added 5/1/00
First American Technology Portfolio                           Added 5/1/00
Armanda Advantage Mid-Cap Growth                              Added 6/26/00
Armanda Advantage International Equity Fund                   Added 6/26/00
Armanda Advantage Equity Growth Fund                          Added 6/26/00

                                                         Continued. . .

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                       PUTNAM HARTFORD VARIABLE ANNUITIES

FUNDS                                                                 STATUS CHANGES
--------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Growth Opportunities                                Added 1/31/00
Putnam VT American Government Income                          Added 1/31/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund                                          Added 12/21/99
Salomon Investors Fund                                        Added 12/21/99
Salomon Total Return Fund                                     Added 12/21/99
Salomon High Yield Fund                                       Added 12/21/99

                                                         Continued. . .

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

             MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

FUNDS                                                                 STATUS CHANGES
--------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government
Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

                                                              Continued. . .

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                           LEADERS VARIABLE ANNUITIES

FUNDS                                                                 STATUS CHANGES
--------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund
Templeton Developing Markets Fund
Templeton Global Growth Fund
Templeton International Fund
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return Fund

Hartford Life Insurance Company Treaty No. 99010NY, Effective April 1, 1999 Amendment No. 1

                               AMENDMENT NO. 2 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective July 24, 2000, or as indicated otherwise below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

       - The SELECTDIMENSIONS product is hereby replaced by the SELECTLEADERS product. SelectLeaders shall be sold under Contract Form HL-VA99 (and all state variations thereof). Reinsurance terms for SelectLeaders shall be the same as set forth in this Agreement for Contract Form HL-VA99. New deposits will continue to be accepted into existing SelectDimensions contracts.

       - SCHEDULE B, INVESTMENT FUNDS is replaced by the attached Schedule B to add the investment funds offered under SelectLeaders.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:          /s/ Charles N. Vest
             -----------------------------------
             Name/Title Charles N. Vest, Vice     Date: December 12, 2001
             President
Attest:      /s/ Daniel R. Guilbert
             -----------------------------------
             Name/Title Daniel R. Guilbert,
             Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:          /s/ Michael W. Pado
             -----------------------------------
             Michael W. Pado, President           Date: 03 December, 2001
By:          /s/ Josee DeRoy
             -----------------------------------
             Josee DeRoy, Vice President
Attest:      /s/ Julia Cornely
             -----------------------------------
             Julia Cornely, Assistant Vice
             President

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hanford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health                                   Added 5/1/00
Hartford Global Technology                               Added 5/1100
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund                  Substituted by Evergreen Perpetual International
                                                         Fund on 2/1/00
Mentor VIP Capital Growth Fund                           Substituted by Evergreen Capital Growth Fund on
                                                         2/1/00
Mentor VIP Growth Fund                                   Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund                          Now known as Nations Aggressive Growth Fund as of
                                                         5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund                     Now known as Nationals Small Cap Index Fund as of
                                                         5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield                                       Added 5/1/00
Nations International                                    Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA income Equity Fund
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Salomon High Yield Fund                                  Added 12/21/99
Evergreen Omega Fund                                     Added 2/1/00
Evergreen Special Equity Fund                            Added 2/1/00
Evergreen Foundation Fund                                Added 2/1/00
Evergreen Perpetual International Fund                   Added 2/1/00
Evergreen Capital Growth Fund                            Added 2/1/00
Evergreen Growth Fund                                    Added 2/1/00
First American International Portfolio                   Added 5/1/00
First American Large Cap Growth Portfolio                Added 5/1/00
First American Technology Portfolio                      Added 5/1/00
Armanda Advantage Mid-Cap Growth                         Added 6/26/00
Armanda Advantage International Equity Fund              Added 6/26/00
Armanda Advantage Equity Growth Fund                     Added 6/26/00

                                                                  Continued. . .

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                       PUTNAM HARTFORD VARIABLE ANNUITIES

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Putnam VT Asia Pacific Growth Fund
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Growth Opportunities                           Added 1/31/00
Putnam VT American Government Income                     Added 1/31/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99

                                                                  Continued. . .

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

             MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government
Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund
Morgan Stanley Dean Witter High Yield Fund
Morgan Stanley Dean Witter Mid-Cap Value
Morgan Stanley Dean Witter Emerging Markets Debt Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

                           LEADERS VARIABLE ANNUITIES

FUNDS                                                    STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Templeton Real Estate Securities Fund
Franklin Templeton Small Cap Fund
Franklin Templeton Strategic Income Investments Fund
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund
Templeton Developing Markets Fund
Templeton Global Growth Fund
Templeton International Fund
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS New Discovery Fund
MFS Total Return Fund

                                                                       Continued

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                                   SCHEDULE B

                                INVESTMENT FUNDS
                                  (Continued)

ADDED AS OF JULY 24, 2000

               MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES

FUNDS                                                              STATUS CHANGES
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Writer Money Market Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Morgan Stanley Asset Management Active International Allocation
Morgan Stanley Asset Management Emerging MKTS Debt (MSAM)
Morgan Stanley Asset Management Emerging MKTS Equity (MSAM)
Morgan Stanley Asset Management High Yield Fund
Morgan Stanley Asset Management Mid-Cap Value (MAS)
Morgan Stanley Asset Management MSDW Universal Fixed Income Fund
American Global Growth
American Global Small-Cap
American Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares
Franklin Small Cap
Franklin Strategic Income
MFS Growth and Income
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Growth Series
MFS Total Return Fund

Hartford Life Treaty No. 99010, Effective April 1, 1999
Amendment No. 2, Effective July 24, 2000

                               AMENDMENT NO. 3 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective January 29, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

The CEDING COMPANY's Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE) shall be added as a reinsured product hereunder, for elections that occur on or after the effective date of this Amendment but before the end of the new business term of the underlying Agreement as set forth in Article XX, Duration of Agreement. Reinsurance shall be in accordance with the terms set forth in this Amendment, and it is understood that references in the underlying Agreement to Schedule A, Schedule C and Exhibit II hereafter encompass the supplements added by this Amendment:

       - SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the Quota Share, Issue Dates, Related Contracts, Benefit Reinsured, Mortality Net Amount at Risk (MNAR) calculation, Reinsurance Premium calculation and Reinsurance Administration provisions specific to the EDB-EE Rider.

       - SCHEDULE C-1 SUGGESTED DATA LAYOUT, ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the data elements required for reporting of the EDB-EE Rider.

       - EXHIBIT II-1, REINSURANCE PREMIUMS, ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER, is hereby added to this Agreement to set forth and describe the reinsurance premium rates for the EDB-EE Rider.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Charles N. Vest              Date:   December 12, 2001
        -------------------------------
        Name/Title Charles N. Vest,
        Vice President
Attest: /s/ Daniel R. Guilbert
        -------------------------------
        Name/Title Daniel R. Guilbert,
        Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/ Michael W. Pado              Date:   03 December 2001
        -------------------------------
        Michael W. Pado, President
By:     /s/ Josee Deroy
        -------------------------------
        Josee Deroy, Vice President
Attest: /s/ Julia Cornely
        -------------------------------
        Julia Cornely, Assistant Vice
        President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A.  [REDACTED]

B.  ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C.  RELATED CONTRACTS -- For all States where approved

    - 1999 contract forms with a 7 year CDSC (including State variations thereof):
        HL-VA99

    - 1998 contract forms with no CDSC (including State variations thereof):
        HL-NCDSC98
        HL-NCDSC98DW
        HL-NCDSC99PS

    -   EDB-EE Rider forms (including State variations thereof):
        HL-VAEDB

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  Schedule A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

D.  BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE Basic) -- For issue Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

       - Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for issue Ages 70-80

       - Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

       - A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday (additional, premiums and withdrawals are treated on a dollar-for-dollar basis); GMDB frozen thereafter

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  Schedule A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75

The EDB-EE Optional benefit is the Maximum of the following:

       - Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for Issue Ages 70-75

       - Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

       - A GMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday (additional premiums and withdrawals are treated on a dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

The Gain is defined in the same manner as for the EDB-EE Basic.

E.  NET AMOUNT AT RISK

The EDB-EE MNAR is defined as the risk generated by the EDB-EE riders that is in excess of the GMDB mortality net amount at risk as described in Article IV of the underlying agreement.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

F.  [REDACTED]

G.  ADMINISTRATION

The provisions of Article VI of the underlying Agreement shall apply except as noted herein.

Within thirty (30) days of receipt by the REINSURER of the seriatim file, described in Article VI, Paragraph A of the underlying Agreement, for the calendar month, the REINSURER shall determine the actual quota share for the month, as described in Paragraph A of this Schedule A-1. Upon calculation, if the quota share is less than the quota share set forth in the above-referenced Paragraph A then a true-up of reinsurance premiums and/or claim amounts paid for new elections in the month will be calculated and reimbursed to the CEDING COMPANY or REINSURER accordingly. The quota share percentage that attaches to a policy as a result of this calculation will remain unchanged for the duration that reinsurance hereunder remains in force on the policy. The initial quota share calculation and true-up, if any, will cover the period January 29, 2001 through February 28, 2001.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  SCHEDULE C-1

                             SUGGESTED DATA LAYOUT

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

FIELD DESCRIPTION                                                        COMMENTS
-----------------------------------------------------------------------------------------------------------------------
Annuitant's ID:                                     Last Name
                                                    First Name
                                                    Middle Name
Sex                                                 M or F
Date of Birth                                       YYYYMMDD
Social Security No. / Social Insurance No.
Joint Annuitant's ID:                               Last Name                                           If Applicable
                                                    First Name
                                                    Middle Name
Sex                                                 M or F
Date of Birth                                       YYYYMMDD
Social Security No. / Social Insurance No.
Owner's ID:                                         Last Name
                                                    First Name
                                                    Middle Name
Sex                                                 M or F
Date of Birth                                       YYYYMMDD
Social Security No. / Social Insurance No.
Joint Owner's ID:                                   Last Name                                           If Applicable
                                                    First Name
                                                    Middle Name
Sex                                                 M or F
Date of Birth                                       YYYYMMDD
Social Security No. / Social Insurance No.
Policy Number
Policy Issue Date                                   YYYYMMDD
Policy Issue Status                                 NI=True New Issue, SC=Spousal Continuance,
                                                    EX=1035 Exchange
Tax Status                                          Qualified (Q), or Non-qualified (N)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  SCHEDULE C-1

                             SUGGESTED DATA LAYOUT
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

FIELD DESCRIPTION                                                                    COMMENTS
----------------------------------------------------------------------------------------------------------------------------
GMDB / EDB SECTION
Mortaltiy Risk Definition Indicator                   AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                                   A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                                      (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                                 If Applicable
Current Reset Value                                   If Applicable
Current Rollup Value                                  If Applicable
Current Return of Premium Value                       If Applicable
Minimum Guaranteed Death Benefit
Contract Death Benefit                                Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider                           YYYYMMDD
Account Value as of the Effective Date
of the Rider
Mortaltiy Risk                               VNAR     Max [Contractual Death Benefit -- Account Value), 0]
                                            SCNAR     Surrender Charge, if applicable
                                            EDBNAR    [Max (aEDB, bEDB, cEDB) -- Max (aGMDB, bGMDB, cGMDB)]
Gain                                                  In dollar amount
Grain Percentage                                      25%, 40%
Gain Cap                                              as defined in the rider
Quota Share Cohort                                    01=1st month, 02=2nd, etc...
Quota Share %                                         Percentage reinsured
Payment enhancements credited within 12               $ amount of rolling 12-month total of any payment enhancements, if
months                                                applicable
GMIB SECTION
GMIB Indicator                                        Y = benefit elected, N = benefit not elected, NA=not applicable
Income Benefit Elected                                01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                          YYYYMMDD
GMIB Annuitization Date                               YYYYMMDD -- actual date
Most Recent GMIB Step-up / Reset Date                 YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                                     Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                         Used in IBNAR calculation
GMAB SECTION
GMAB Indicator                                        Y = benefit elected N = benefit not elected, NA = not applicable
Accumulation Benefit Elected                          01 = option 1, 02 = option 2, etc.
Maturity Date                                         YYYYMMDD
Most Recent GMAB Step-up / Rollover Date              YYYYMMDD, if applicable
Cancellation Date                                     YYYYMMDD, if applicable
Pricing Cohort Indicator
GMAB Guaranteed Value                                 Current Value
GMAB NAR                                              Max [(GMAB Guaranteed Value -- Account Value), 0]
Account Value                                         Current total value
Surrender Charge                                      If reinsured
Cumulative Deposits                                   Total premiums
Cumulative Withdrawals                                Total withdrawals
Cumulative Withdrawal Adjustments                     Total Adjustments due to partial surrenders

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  SCHEDULE C-1

                             SUGGESTED DATA LAYOUT
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

FIELD DESCRIPTION                                                                  COMMENTS
--------------------------------------------------------------------------------------------------------------------------
Funding Vehicle Values:
"MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund
Fixed Account
Dollar Cost Averaging
Note: total of funding vehicles should equal
account value.
Termination Information:
Termination Date                                    YYYYMMDD, If applicable
Reason for termination                              Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I),
                                                    Other (O).
Cause of Death                                      If applicable. Use your Cause or Death code, and provide translation
Summary Information:                                For reconciliation purposes (may be paper summary)
Total number of records                             Monthly aggregate information by GMIB Design, GMAB Design and Pricing
                                                    Cohort (if applicable)
Total of each dollar field                          Monthly aggregate information by GMIB Design, GMAB Design, and Pricing
                                                    Cohort (if applicable)

Note: All values to nearest dollar

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                                  EXHIBIT II-1

                              REINSURANCE PREMIUMS

                                   [REDACTED]

* The current reinsurance premium rate shall be in effect for a minimum of 20 years from the effective date of this reinsurance agreement. Thereafter, it may be increased based on expected experience but not beyond the stated guaranteed maximum rates shown.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 3, Effective January 29, 2001

                               AMENDMENT NO. 4 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective April 1, 2001, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is hereby revised as attached, to continue, for the period April 1, 2001 through March 31, 2002, [REDACTED] reinsurance Quota Share percentage of the basic benefit.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Charles N. Vest                  Date:  December 12, 2001
        -----------------------------------
        Name/Title Charles N. Vest, Vice
        President
Attest: /s/ Daniel R. Guilbert
        -----------------------------------
        Name/Title Daniel R. Guilbert,
        Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/ Michael W. Pado                  Date:  03 December, 2001
        -----------------------------------
        Michael W. Pado, President
By:     /s/ Josee Deroy
        -----------------------------------
        Josee Deroy, Vice President
Attest: /s/ Julia Cornely
        -----------------------------------
        Julia Cornely, Assistant Vice
        President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 4, Effective April 1, 2001

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  [REDACTED]

B.  Related Contracts -- For all States where approved

       - 1994 contract forms with a 7 year CDSC (including State variations thereof): HL-VA94, HL-DWVA94.

       - 1999 contract forms with a 7 year CDSC (including State variations thereof): HL-VA99

       - 1998 contract forms with no CDSC (including State variations thereof): HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS

C.  GMDB Reinsured

       - Basic Benefit for issue ages [LESS THAN] 81: Maximum Anniversary Value to attained age 81, increased by premiums after age 80 and reduced by gross partial surrenders after age 80.

       - Basic Benefit for issue ages 80-90: Gross premium less gross partial surrenders.

       - Optional Enhanced Benefit for issue ages 0-75: Greater of Basic Benefit and 5% Roll-up to attained age 81, reduced by partial surrender adjustments, subject to a cap of 200% of net considerations less partial surrender adjustments. After age 80, the Roll-up percentage is 0%.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 4, Effective April 1, 2001

                               AMENDMENT NO. 5 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective April 1, 1999 (or as otherwise noted in Schedule B), this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

-   ARTICLE XX, DURATION OF AGREEMENT, is hereby replaced by the attached
    Article XX, to correct the anniversary reference in the second sentence of Paragraph B, from "second" to "third." This is for consistency with the three (3) year duration of the Agreement noted in sentence one of this same Paragraph B.

- SCHEDULE 8, INVESTMENT FUNDS, is hereby replaced by the attached Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:       /s/ Charles N. Vest                       Date:  December 12, 2001
          ----------------------------------------
          Name/Title Charles N. Vest, Vice
          President
Attest:   /s/ Daniel R. Guilbert
          ----------------------------------------
          Name/Title Daniel R. Guilbert, Assistant
          Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:       /s/ Michael W. Pado                       Date:  03 December 2001
          ----------------------------------------
          Michael W. Pado, President
By:       /s/ Josee Deroy
          ----------------------------------------
          Josee Deroy, Vice President
Attest:   /s/ Julia Cornely
          ----------------------------------------
          Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   ARTICLE XX

                             DURATION OF AGREEMENT

A. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

B. This Agreement shall be open for new business for a minimum of three (3) years as measured from the Effective Date of this Agreement subject to a limit of thirty-billion dollars ($30,000,000,000) of total new considerations to the CEDING COMPANY divided by the quota-share percentage as described in Schedule A. Any time on or after the third anniversary of this Agreement, and upon one-hundred-eighty (180) days' written notice, or anytime on or after attainment of thirty-billion dollars ($30,000,000.000) of total new deposits. either the CEDING COMPANY or the REINSURER may cancel this Agreement for new business unilaterally or amend the terms of reinsurance for new business by mutual agreement. The facility may be renewed thereafter, subject to mutually accepted terms.

C. The terms of this Agreement may be altered due to the actual insolvency (either party is in the liquidation process) of the REINSURER or the CEDING COMPANY.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                                      STATUS CHARGES
-----------------------------------------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund
Hartford MidCap Fund
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health                                   Added 5/1/00
Hartford Global Technology                               Added 5/1/00
Mitchell Hutchins Growth and Income Fund
Mitchell Hutchins Strategic Income Fund                  Closed to new money 10/16/00
Mitchell Hutchins Tactical Allocation Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
BB&T Growth and Income Fund
Mentor VIP Perpetual International Fund                  Substituted by Evergreen Perpetual International
                                                         Fund on 2/1/00
Mentor VIP Capital Growth Fund                           Substituted by Evergreen Capital Growth Fund on
                                                         2/1/00
Mentor VIP Growth Fund                                   Substituted by Evergreen Growth Fund on 2/1/00
Nations Balanced Assets Fund
Nations Disciplined Equity Fund                          Now known as Nations Aggressive Growth Fund as of
                                                         5/1/00
Nations International Growth Fund
Nations Managed Index Fund
Nations Managed Small Cap Index Fund                     Now known as Nationals Small Cap Index Fund as of
                                                         5/1/00
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield                                       Added 5/1/00
Nations International                                    Added 5/1/00
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Mercury V.I. U.S. Large Cap Fund
Huntington VA Income Equity Fund
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99
Evergreen Omega Fund                                     Added 2/1/00

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                                            STATUS CHANGES
---------------------------------------------------------------------------------------
Evergreen Special Equity Fund                            Added 2/1/00
Evergreen Foundation Fund                                Added 2/1/00
Evergreen Perpetual International Fund                   Added 2/1/00
Evergreen Capital Growth Fund                            Added 2/1/00
Evergreen Growth Fund                                    Added 2/1/00
First American International Portfolio                   Added 5/1/00
First American Large Cap Growth Portfolio                Added 5/1/00
First American Technology Portfolio                      Added 5/1/00
Armanda Advantage Mid-Cap Growth                         Added 6/26/00
Armanda Advantage International Equity Fund              Added 6/26/00
Armanda Advantage Equity Growth Fund                     Added 6/26/00
Prudential 20/20 Focus Fund                              Added 6/22/00
Prudential Jennison Growth Fund                          Added 6/22/00
Wachovia Balanced Fund II                                Added 11/1/00
Wachovia Equity Fund II                                  Added 11/1/00
Wachovia Special Values Fund II                          Added 11/1/00
OFFIT VIF -- High Yield Fund                             Added 11/1/00
Kent Aggressive Growth Fund                              Added 1/29/01
Victory Variable Ins. Diversified Stock Fund             Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund         Added 2/1/01

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

                       PUTNAM HARTFORD VARIABLE ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income                     Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund                      Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities                           Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth and Income Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund                                Added 7/17/00
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund                                Added 11/1/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

             MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government
Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund         Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markers Equity Fund                   Added 9/7/99
Universal Fixed Income Fund                              Added 9/7/99
Universal Active Allocation Fund                         Added 9/20/99
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

                           LEADERS VARIABLE ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund
Franklin Real Estate Fund
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments Fund     Renamed Franklin Strategic Income Securities Fund eff.
                                                         5/1/00.
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund                          Renamed Templeton Asset Strategy Fund eff. 5/1/00.
Templeton Developing Markets Fund                        Renamed Templeton Developing Markets Securities Fund
                                                         eff. 5/1/00.
Templeton Global Growth Fund                             Renamed Templeton Growth Securities Fund eff. 5/1/00.
Templeton International Fund                             Renamed Templeton International Securities Fund eff.
                                                         5/1/00.
Franklin Technology Securities Fund                      Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Growth Fund
MFS Growth with Income Fund
MFS High Income Fund
MFS Mid-Cap Growth Fund                                  Added 9/1/00
MFS New Discovery Fund
MFS Total Return Fund
Merrill Lynch Global Growth Focus Fund                   Added 11/1/99
Mercury V.I. U.S. Large Cap Fund                         Added 11/1/99
Prudential 20/20 Focus Fund                              Added 6/22/00
Prudential Jennison Growth Fund                          Added 6/22/00

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

               MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Universal Active International Allocation
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Fixed Income Fund
Universal Technology Fund                                Added 11/6/00
American Global Growth
American Global Small-Cap
American Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares
Franklin small Cap
Franklin strategic income
MFS Growth and Income
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Growth Series
MFS Total Return Fund

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 5, Effective April 1, 1999

                               AMENDMENT NO. 6 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999
                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is hereby revised as of April 1, 1999, as attached to add the Optional Death Benefit Rider forms under Paragraph B, Related Contracts, and to more fully describe the GMDB under Paragraph C. GMDB Reinsured.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:         /s/ Charles N. Vest                      Date:  December 12, 2001
            ---------------------------------------
Name/Title  Charles N. Vest, Vice President

Attest:     /s/ Daniel R. Guilbert
            ---------------------------------------
Name/Title  Daniel R. Guilbert, Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:         /s/ Michael W. Pado                      Date:  03 December 2001
            ---------------------------------------
            Michael W. Pado, President

By:         /s/ Josee Deroy
            ---------------------------------------
            Josee Deroy, Vice President

Attest:     /s/ Julia Cornely
            ---------------------------------------
            Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  [REDACTED]

B.  Related Contracts -- For all States where approved

       - 1994 contract forms with a 7 year CDSC (including State variations thereof): HL-VA94, HL-DWVA94

       - 1999 contract forms with a 7 year CDSC (including State variations thereof): HL-VA99

       - 1998 contract forms with no CDSC (including State variations thereof): HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS

       - Optional Death Benefit Rider (including State variations thereof) for form HL-VA99: HL-VA99OPTDB-00

       - Optional Death Benefit Rider (including State variations thereof) for forms HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS: HL-NSCOPTDB99

C.  GMDB Reinsured

       - Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and 81st birthday, increased by premiums and reduced by gross partial surrenders since that anniversary.

       - Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

       - Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic Benefit and 5% Roll-up to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll-up amount is increased by premiums and reduced by any partial surrender adjustments.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                              STATUS CHANGES
----------------------------------------------------------------------------
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities
 Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund     Name changed 5/1/01
 now known as Hartford Global Advisers
 Fund
Hartford MidCap Fund                     Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health                   Added 5/1/00
Hartford Global Technology               Added 5/1/00
Hartford MidCap Value Fund
Hartford International Capital           5/1/01
 Appreciation Fund
Hartford International Small Company     5/1/01
 Fund
Hartford Value Fund                      5/1/01
Hartford Global Financial Services Fund  5/1/01
Hartford Global Communications Fund      5/1/01
Harford Focus Fund                       5/1/01
Mitchell Hutchins Growth and Income
 Fund
Mitchell Hutchins Strategic Income Fund  Closed to new money 10/16/00
Mitchell Hutchins Tactical Allocation
 Fund
Amsouth Equity Income Fund
Amsouth Select Equity Fund
Amsouth Capital Growth Fund              5/1/01
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth
 Fund
Mentor VIP Perpetual International Fund  Substituted by Evergreen Perpetual
                                         International Fund on 2/1/00
Mentor VIP Capital Growth Fund           Substituted by Evergreen Capital
                                         Growth Fund on 2/1/00
Mentor VIP Growth Fund                   Substituted by Evergreen Growth
                                         Fund on 2/1/00
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International
 Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marisco Growth and Income Fund
Nations Marisco Focused Equities Fund
Nations High Yield Fund                  Added 5/1/00
Nations International Value Fund         Added 5/1/00
AIM VI Capital Appreciation Fund

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                        THE DIRECTOR VARIABLE ANNUITIES

FUNDS                                              STATUS CHANGES
----------------------------------------------------------------------------
AIM VI High Yield Fund
AIM VI Value Fund
Merrill Lynch Global Growth Focus Fund
Merrill Lynch Large Cap Growth Focus
 Fund
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Salomon Capital Fund                     Added 12/21/99
Salomon Investors Fund                   Added 12/21/99
Salomon Total Return Fund                Added 12/21/99
Salomon High Yield Fund                  Added 12/21/99
Evergreen Omega Fund                     Added 2/1/00
Evergreen Special Equity Fund            Added 2/1/00
Evergreen Foundation Fund                Added 2/1/00
Evergreen Perpetual International Fund   Added 2/1/00
Evergreen Capital Growth Fund            Added 2/1/00
Evergreen Growth Fund                    Added 2/1/00
First American International Portfolio   Added 5/1/00
First American Large Cap Growth          Added 5/1/00
 Portfolio
First American Technology Portfolio      Added 5/1/00
Armanda Advantage Mid-Cap Growth         Added 6/26/00
Armanda Advantage International Equity   Added 6/26/00
 Fund
Armanda Advantage Equity Growth Fund     Added 6/26/00
Prudential 20/20 Focus Fund              Added 6/22/00
Prudential Jennison Growth Fund          Added 6/22/00
Prudential Jennison International
 Growth Fund
Prudential Value Fund
Wachovia Balanced Fund II                Added 11/1/00
Wachovia Equity Fund II                  Added 11/1/00
Wachovia Special Values Fund II          Added 11/1/00
OFFIT VIF -- High Yield Fund             Added 11/1/00
Kent Aggressive Growth Fund now known    Added 1/29/01
 as Fifth Third Quality Growth VIP Fund  Name changed 10/1/01
Victory Variable Ins. Diversified Stock  Added 2/1/01
 Fund
Victory Variable Ins. Small Co.          Added 2/1/01
 Opportunity Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                       PUTNAM HARTFORD VARIABLE ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income                     Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund                      Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities                           Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth and Income Fund
Putnam VT International Growth Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund                                Added 7/17/00
Putnam VT The George Putnam Fund of Boston
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund                                Added 11/1/00
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

             MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter North American Government
 Securities Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Growth Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Morgan Stanley Dean Witter Emerging Markets Fund         Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund                   Added 9/7/99
Universal Fixed Income Fund                              Added 9/7/99
Universal Active International Allocation Fund           Added 9/20/99
Universal Technology Fund
Van Kampen Strategic Stock Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

                           LEADERS VARIABLE ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund          Added 7/5/01
American Funds New World Fund
Franklin Real Estate Fund
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments Fund     Renamed Franklin Strategic Income Securities Fund eff.
                                                         5/1/00.
Franklin Templeton Mutual Shares Securities Fund
Templeton Asset Allocation Fund                          Renamed Templeton Asset Strategy Fund eff. 5/1/00.
Templeton Developing Markets Fund                        Renamed Templeton Developing Markets Securities Fund
                                                         eff. 5/1/00.
Templeton Global Growth Fund                             Renamed Templeton Growth Securities Fund eff. 5/1/00.
Templeton International Fund                             Renamed Templeton International Securities Fund eff.
                                                         5/1/00.
Franklin Technology Securities Fund                      Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Fund
MFS Emerging Growth Fund
MFS Global Equity Fund
MFS Investors Growth Stock Fund
MFS Investors Trust Fund
MFS High Income Fund
MFS Mid-Cap Growth Fund                                  Added 9/1/00
MFS New Discovery Fund
MFS Total Return Fund
Merrill Lynch Global Growth Focus Fund                   Added 11/1/99
Merrill Lynch Large Cap Growth Focus Fund
Prudential 20/20 Focus Fund                              Added 6/22/00
Prudential Jennison Growth Fund                          Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

               MORGAN STANLEY DEAN WITTER SELECTLEADERS ANNUITIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Money Market Fund
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Balanced Growth Fund
Morgan Stanley Dean Witter Utilities Fund
Morgan Stanley Dean Witter Dividend Growth Fund
Morgan Stanley Dean Witter Value-Added Market Fund
Morgan Stanley Dean Witter Growth Fund
Morgan Stanley Dean Witter American Opportunities Fund
Morgan Stanley Dean Witter Mid-Cap Equity Fund
Morgan Stanley Dean Witter Global Equity Fund
Morgan Stanley Dean Witter Developing Growth Fund
Van Kampen Strategic Stock Class II Fund
Van Kampen Enterprise Class II Fund
Universal Active International Allocation
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Fixed Income Fund
Universal Technology Fund                                Added 11/6/00
American Global Growth
American Global Small-Cap
American Growth
American Growth and Income
American International
Templeton Developing Markets Securities
Templeton Growth Securities
Franklin Mutual Shares Securities
Franklin Small Cap
Franklin Strategic Income
MFS Investors Growth Stock Series
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Investors Trust Series
MFS Total Return Fund

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 6

                               AMENDMENT NO. 7 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)
                                      and
                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

- SCHEDULE A, PLANS OF REINSURANCE, is hereby replaced by the attached revised Schedule A:

       1. To document the Quota Share Percentages applicable through June 30, 2002 (revised from March 31, 2002). The Agreement terminates for New Business as of June 30, 2002; and

       2. To expand Paragraph B, now called Related Contracts and Variable Annuity Products Reinsured Hereunder. The Prospectus Names of the variable annuity products reinsured hereunder are now listed; and

       3. To add, effective May 1, 2002, subject to state approvals, the Amendatory Rider as a covered form hereunder. The Amendatory Rider revises the adjustment method for partial surrender; and

       4. To revise Paragraph C, GMDB Reinsured, to document that for contracts sold with the above-described Amendatory Rider, the Maximum Anniversary Value will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

- SCHEDULE A-1, PLANS OF REINSURANCE, ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER, is hereby replaced by the attached revised Schedule A-1, to document the revisions shown for Schedule A, as they relate to Schedule A-1.

- SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

- Effective May 1, 2002, new Nations Variable Annuity contracts will have an increase in the administrative fee. The REINSURER hereby acknowledges the fee increase and agrees to reinsure new contracts at the same reinsurance terms as have existed hereunder for Nations Variable Annuity contracts before the fee increase.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:       /s/ Charles N. Vest                       Date:  November 25, 2002
          ----------------------------------------
          Name/Title Charles N. Vest, Vice
          President

Attest:   Daniel R. Guilbert
          ----------------------------------------
          Name/Title Daniel R. Guilbert, Associate
          Actuary

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:       /s/ Michael W. Pado                       Date:  29 July 2002
          ----------------------------------------
          Michael W. Pado, President

By:       /s/ Josee Deroy
          ----------------------------------------
          Josee Deroy, Vice President

Attest:   /s/ Julia Cornely
          ----------------------------------------
          Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.  [REDACTED]

B. Related Contracts and Variable Annuity Products Reinsured Hereunder (For all States where approved)

       1.   Related Contracts

         (a) 1994 contract forms with a 7 year CDSC (including State variations thereof): HL-VA94, HL-DWVA94

         (b) 1999 contract forms with a 7 year CDSC (including State variations thereof): HL-VA99

         (c) 1998 contract forms with no CDSC (including State variations thereof): HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS

         (d) Optional Death Benefit Rider (including State variations thereof) for form HL-VA99: HL-VA99OPTDB-00

         (e) Optional Death Benefit Rider (including State variations thereof) for forms HL-NCDSC98, HL-NCDSC98DW, HL-NCDSC99PS: HL-NSCOPTDB99

         (f) Amendatory Rider (including State variations thereof) for form HL-PROPDB02 (added May 1, 2002)

       2.   Prospectus Names of Variable Annuity Products Reinsured

         (a)  Director

         (b) Director Choice

         (c)  AmSouth

         (d) BB&T Director

         (e)  Director Solution

         (f)  Nations

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE A

                              PLANS OF REINSURANCE
                                  (continued)

         (g)  Huntington Director

         (h) Director Focus

         (i)  Director Select

         (j)  Director Preferred

         (k) NatCity Director

         (l)  Director Elite

         (m) Wachovia Director

         (n) Fifth Third Director

         (o) Director Classic

         (p) First Horizon Director

         (q) Wells Fargo Director

         (r)  Director Access

         (s)  Director Choice Access

         (t)  Putnam Hartford Capital Manager

         (u) Hartford Pathmaker

         (v)  Putnam Hartford Asset Manager

         (w) Putnam Hartford Capital Access

         (x)  Select Dimensions

         (y)  Select Dimensions Asset Manager

         (z)  Hartford Leaders

         (aa) Hartford Leaders Solution

         (bb) Hartford Leaders Elite

         (cc) Hartford Leaders Access

         (dd) Hartford Select Leaders

C.  GMDB Reinsured

       - Basic Benefit for issue ages 0-79: Maximum Anniversary Value is the highest Contract Anniversary Value prior to the deceased's death and 81st birthday, increased by premiums and reduced by gross partial surrenders since that anniversary.

       - Basic Benefit for issue ages 80-90: 100% premiums minus gross partial surrenders.

       - Optional Enhanced Benefit for issue ages 0-75: Greater of the Basic Benefit and 5% Roll-up to deceased's death or 81st birthday, reduced by partial surrender adjustments, subject to a cap of 200% of premiums less partial surrender adjustments. On or after the 81st birthday, the Roll-up amount is increased by premiums and reduced by any partial surrender adjustments.

Note:

       1. The Maximum Anniversary Value for new contracts sold on or after May 1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

       2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

       3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

A.  [REDACTED]

B.  ISSUE DATES

Policies issued on or after January 29, 2001 and policies issued under this Agreement before January 29, 2001 and still in force on January 29, 2001, that elect the EDB-EE Rider.

C. RELATED CONTRACTS AND VARIABLE ANNUITY PRODUCTS REINSURED HEREUNDER -- For all States where approved

-   Policy forms and products as shown under Schedule A, Paragraph B

-   EDB-EE Rider forms (including State variations thereof):
    HL-VAEDB

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

D.  BENEFIT REINSURED

Enhanced Death Benefit-Earnings Enhancement Rider (EDB-EE Basic) -- For Issue Ages 0-80

The EDB-EE Basic benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for Issue Ages 70-80

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals);

- A GMDB equal to a Maximum Anniversary Value (MAV) calculated on the contract anniversary prior to the deceased's 81st birthday (additional premiums and withdrawals are treated on a dollar-for-dollar basis); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

The Gain is defined as follows as the lesser of 1 or 2:

1.  The greater of zero or the following amount:

       a.   the Contract Value as of the date of receipt of Due Proof of Death;
            less

       b. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

       c. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

2.  200% of a) less b) below as follows:

       a. the sum of the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

       b. the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

Adjustments for partial surrenders which occur after the effective date of this rider are equal to the greater of zero or the following amount:

1.  the gross amount of the partial surrender; plus

2. the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3. the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4. the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

Enhanced Death Benefit (EDB-EE Optional) -- For Issue Ages 0-75

The EDB-EE Optional benefit is the maximum of the following:

- Contract value plus 40% of the Gain for Issue Ages 0-69 and 25% for Issue Ages 70-75

- Net considerations (Initial Premiums reduced dollar-for-dollar on withdrawals)

- A GMDB equal to the greater of Maximum Anniversary Value calculated on the contract anniversary prior to the deceased's 81st birthday (additional premiums and withdrawals are treated on a dollar-for-dollar basis) and 5% Roll-up to the Contract Anniversary prior to the deceased's 81st birthday subject to 200% of net considerations (proportionally reduced for withdrawals); GMDB frozen thereafter

Note:

1. The Maximum Anniversary Value for new contracts sold on or after May 1, 2002, subject to state approvals, will be calculated by using a proportional adjustment for partial surrender instead of a dollar-for-dollar adjustment for partial surrender.

2. The ROP death benefit calculation remains a dollar-for-dollar adjustment for partial surrender.

3. The Roll up death benefit calculation remains a proportional adjustment for partial surrender.

The Gain is defined in the same manner as for the EDB-EE Basic.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                  SCHEDULE A-1

                              PLANS OF REINSURANCE
                                  (continued)

           ENHANCED DEATH BENEFIT-EARNINGS ENHANCEMENT RIDER (EDB-EE)

F.  REINSURANCE PREMIUMS

The provisions of Article V of the underlying Agreement shall apply except as noted herein.

1. The reinsurance premium is an asset-based premium rate which shall be applied to the average aggregate account value over the reporting period inforce multiplied by the quota share percentage reinsured by the REINSURER and further multiplied by the Premium Adjustment Factor (PAF) determined as shown in the following formula:

                                   [REDACTED]

The PAF will be based on the sum of all uncapped EDBMNAR resulting from each contract owned by any individual life.

The above PAF will change for each reporting period as long as the sum of all uncapped EDBMNAR for any individual life exceeds one million dollars ($1,000,000), adjusted by the quota share percentage reinsured. Should the sum of all uncapped EDBMNAR for any individual life decrease below one million dollars ($1,000,000), adjusted by the quota share percentage reinsured, then the PAF for that individual life reverts to 100%.

2. The premium rate levels vary by issue age and underlying GMDB design. The annualized reinsurance premium rates are shown in EXHIBIT II-1 attached to this Amendment and are expressed in terms of basis points. In practice, the reinsurance premiums shall be applied on a monthly basis by utilizing 1/12th of the annualized rates. The reporting period is monthly.

3. The YRT reinsurance premium rate described in Article V, Paragraph A of the underlying Agreement does not apply to reinsurance on the EDB-EE Rider.

G.  ADMINISTRATION

The provisions of Article VI of the underlying Agreement shall apply except as noted herein.

Within thirty (30) days of receipt by the REINSURER of the seriatim file, described in Article VI, Paragraph A of the underlying Agreement, for the calendar month, the REINSURER shall determine the actual quota share for the month, as described in Paragraph A of this Schedule A-1. Upon calculation, if the quota share is less than the quota share set forth in the above-referenced Paragraph A, then a true-up of reinsurance premiums and/or claim amounts paid for new elections in the month will be calculated and reimbursed to the CEDING COMPANY or REINSURER accordingly. The quota share percentage that attaches to a policy as a result of this calculation will remain unchanged for the duration that reinsurance hereunder remains in force on the policy. The initial quota share calculation and true-up, if any, will cover the period January 29, 2001 through February 28, 2001.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES

FUNDS                                                                      STATUS CHANGES
------------------------------------------------------------------------------------------------------------------
DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund NOW KNOWN AS  Name changed 5/1/01
Hartford Global Advisers Fund
Hartford MidCap Fund                               Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund                        Added 5/1/00
Hartford Global Technology Fund                    Added 5/1/00
Hartford MidCap Value Fund                         Added 5/1/01
Hartford International Capital Appreciation Fund   Added 5/1/01
Hartford International Small Company Fund          Added 5/1/01
Hartford Value Fund                                Added 5/1/01
Hartford Global Financial Services Fund            Added 5/1/01
Hartford Global Communications Fund                Added 5/1/01
Hartford Focus Fund                                Added 5/1/01
Hartford US Government Securities Fund             Added 5/1/02
Hartford Value Opportunities Fund                  Added 5/1/02
Hartford Growth Opportunities Fund                 Added 5/1/02
Hartford Small Cap Growth Fund                     Added 5/1/02
Hartford Growth Fund                               Added 5/1/02

        THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund           Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund        Fund Merger 10/26/01
Merged into:
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund            Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund         Name Change 5/30/01
Merged into:
Alliance Global Bond Fund                          Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund         Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund      Name change 4/8/02
Name changed to:
UBS Tactical Allocation Fund

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                                      STATUS CHANGES
------------------------------------------------------------------------------------------------------------------
AMSOUTH VARIABLE ANNUITY
Hartford Core Funds
Amsouth Equity Income Fund
Amsouth Select Equity Fund
Amsouth Capital Growth Fund                        Added 5/1/01
BB&T DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund                     Added 10/15/01
BB&T Large Company Growth Fund                     Added 10/15/01
DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN   Renamed 5/1/02
AS Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW      Renamed 5/1/02
KNOWN AS Merrill Lynch Large Cap V.I. Fund
NATIONS VARIABLE ANNUITY
Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marsico Growth and Income Fund NOW         Renamed 5/1/02
KNOWN AS Nations Marsico Growth Fund
Nations Marsico Focused Equities Fund
Nations High Yield Fund                            Added 5/1/00
Nations International Value Fund                   Added 5/1/00; Closed 9/30/02
Nations MidCap Growth Fund                         Added 5/1/01
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund NOW KNOWN AS                     Renamed 5/1/02
AIM V.I. Premier Equity Fund
HUNTINGTON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Huntington VA Rotating Index Fund                  Added 10/15/01
Huntington VA Dividend Capture Fund                Added 10/15/01
Huntington VA Mid Corp America Fund                Added 10/15/01
Huntington VA New Economy Fund                     Added 10/15/01
DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon Capital Fund                               Added 12/21/99

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99
DIRECTOR SELECT VARIABLE ANNUITY
Hartford Core Funds
Evergreen VA Omega Fund                                  Added 2/1/00
Evergreen VA Special Equity Fund                         Added 2/1/00
Evergreen VA Foundation Fund                             Added 2/1/00
Evergreen Perpetual International Fund                   Added 2/1/00
Merged with:
Evergreen VA International Growth Fund                   Merged 8/3/01
Evergreen VA Capital Growth Fund                         Added 2/1/00
Evergreen VA Growth Fund                                 Added 2/1/00
Evergreen VA Fund                                        Added 6/14/02
Evergreen VA Small Cap Value Fund                        Added 6/14/02
DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund                        Added 5/1/00
First American Large Cap Growth Fund                     Added 5/1/00
First American Technology Fund                           Added 5/1/00
First American Mid Cap Growth Fund                       Added 10/15/01
First American Small Cap Growth Fund                     Added 10/15/01
NATCITY DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Armanda Advantage Mid-Cap Growth                         Added 6/26/00
Armanda Advantage International Equity Fund              Added 6/26/00
Armanda Advantage Equity Growth Fund                     Added 6/26/00
DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund                              Added 6/22/00
Prudential Jennison Growth Fund                          Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
WACHOVIA DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wachovia Balanced Fund II MERGED INTO                    Added 11/1/00
Evergreen VA Foundation Fund                             Merged 6/14/02
Wachovia Equity Fund II MERGED INTO                      Added 11/1/00
Evergreen VA Fund                                        Merged 6/14/02
Wachovia Special Values Fund II MERGED INTO              Added 11/1/00
Evergreen VA Small Cap Value Fund                        Merged 6/14/02
OFFIT VIF -- High Yield Fund                             Added 11/1/00
FIFTH THIRD DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Kent Aggressive Growth Fund NOW KNOWN AS Fifth           Added 1/29/01
Third Quality Growth VIP Fund                            Name changed 10/1/01
Fifth Third Balanced VIP Fund                            Added 7/15/02
Fifth Third Mid Cap VIP Fund                             Added 7/15/02
Fifth Third Disciplined Value VIP Fund                   Added 7/15/02
DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund             Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund         Added 2/1/01

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                                      STATUS CHANGES
-----------------------------------------------------------------------------------------------------------
FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund                       Added 9/4/01
First Horizon Capital Appreciation Fund                  Added 9/4/01
WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund                     Added 11/1/01
Wells Fargo VT Large Company Growth Fund                 Added 11/1/01
Wells Fargo VT International Equity Fund                 Added 11/1/01
Wells Fargo VT Growth Fund                               Added 11/1/01
Wells Fargo VT Equity Value Fund                         Added 11/1/01
Wells Fargo VT Equity Income Fund                        Added 11/1/01
Wells Fargo VT Asset Allocation Fund                     Added 11/1/01
Wells Fargo VT Corporate Bond Fund                       Added 11/1/01
Wells Fargo VT Money Market Fund                         Added 11/1/01
DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds
DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund                 Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund              Fund Merger 10/26/01
Merged into:
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund                  Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund               Name Change 5/30/01
Merged into:
Alliance Global Bond Fund                                Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund               Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

          THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income                     Added 1/31/00
Putnam VT Asia Pacific Growth Fund
Putnam VT Capital Appreciation Fund                      Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund                      Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund                                Added 7/17/00
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund                                Added 11/1/00

           THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon Capital Fund                                     Added 12/21/99
Salomon Investors Fund                                   Added 12/21/99
Salomon Total Return Fund                                Added 12/21/99
Salomon High Yield Fund                                  Added 12/21/99
PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT
LEADERS 7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities      Closed to new money 9/7/99
Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN AS Capital  Renamed 5/1/02
Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund                     Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund                   Added 9/7/99
Universal Fixed Income Fund NOW KNOWN AS                 Added 9/7/99
Core Plus Fixed Income Fund                              Renamed 5/1/02
Universal Active International Allocation Fund           Added 9/20/99
Universal Technology Fund
Van Kampen Strategic Stock Fund NOW KNOWN AS Van Kampen  Renamed 5/1/02
LIT Growth and Income Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Money Market Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWNAS Capital   Renamed 5/1/02
Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal Fixed Income Fund NOW KNOWN AS Core Plus       Renamed 5/1/02
Fixed Income Fund
Universal Active International Allocation Fund
Universal Technology Fund                                Added 11/6/00
Van Kampen Strategic Stock Fund NOW KNOWN AS Van Kampen  Renamed 5/1/02
LIT Growth and Income Fund
Van Kampen Enterprise Fund

       THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth - Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY
(CLOSED TO NEW CONTRACTS 2/22/01)
Morgan Stanley Core Funds

                                                                    Continued...

Harford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES

FUNDS                                                                        STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund          Added 7/5/01
American Funds New World Fund
Franklin Real Estate Fund                                Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments          Renamed 5/1/00
Fund NOW KNOWN AS Franklin Strategic Income
Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Allocation Fund NOW KNOWN AS             Renamed 5/1/00
Templeton Asset Strategy Fund. FURTHER RENAMED
TO Templeton Global Asset Allocation Fund                Further Renamed and closed to new sales 5/1/02
Templeton Developing Markets Fund NOW KNOWN AS           Renamed 5/1/00
Templeton Developing Markets Securities Fund
Templeton Global Growth Fund NOW KNOWN AS                Renamed 5/1/00
Templeton Growth Securities Fund
Templeton International Fund NOW KNOWN AS                Renamed 5/1/00
Templeton International Securities Fund. FURTHER         Further Renamed 5/1/02
RENAMED TO Templeton Foreign Securities Fund
Franklin Technology Securities Fund                      Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund                           Added 9/1/00
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund                          Added 9/20/01
AIM V.I. Basic Value Fund                                Added 9/20/01
AIM V.I. Blue Chip Fund                                  Added 9/20/01
AIM V.I. Capital Appreciation Fund                       Added 9/20/01
AIM V.I. Dent Demographics Trends Fund                   Added 9/20/01
AIM V.I. Government Securities Fund                      Added 9/20/01
AIM V.I. International Equity Fund NOW KNOWN AS          Added 9/20/01
AIM V.I. International Growth Fund                       Renamed 5/1/02
AIM V.I. Mid Cap Equity Fund NOW KNOWN AS                Added 9/20/01
AIM V.I. Mid Cap Core Equity Fund                        Renamed 5/1/02
AIM V.I. Value Fund NOW KNOWN AS                         Added 9/20/01
AIM V.I. Premier Equity Fund                             Renamed 5/1/02

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES

FUNDS                                                                           STATUS CHANGES
----------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                               Added 5/1/02
Franklin Large Cap Growth Securities Fund                     Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.
HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW KNOWN AS Merrill   Added 11/1/99
Lynch Global Growth V.I. Fund                                 Renamed 5/1/02
Merrill Lynch Large Cap Growth Focus Fund NOW KNOWN AS        Renamed 5/1/02
Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund                               Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund                                   Added 6/22/00
HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 7

                               AMENDMENT NO. 8 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between
                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective November 1, 2002, or as otherwise shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

       - Contracts In Force as of the effective date of this Amendment, that elect the Guaranteed Income Benefit Rider (GIB) for the six (6) month period between November 1, 2002 and April 30, 2003 shall continue to be reinsured hereunder at existing reinsurance terms as long as the election rate does not exceed 5% of the In Force contracts as measured by the contract value on April 30, 2003. Should the election rate exceed 5%, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%. At the end of the six month period, the REINSURER and the CEDING COMPANY shall mutually determine the reinsurance terms, if any, for subsequent GIB elections on a case-by-case basis for each month following. Note the REINSURER will not cover any benefit resulting from this rider; and

       - ARTICLE II, COMMENCEMENT AND TERMINATION OF LIABILITY, is hereby replaced by the attached revised Article II, to add a special termination provision, as described in Paragraph A.3 of Article II, relating to contracts where the GMDB is reduced on a dollar-for-dollar basis for partial withdrawals; and

       - SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Charles N. Vest               Date:  December 27, 2002
       --------------------------------
       Name/Title Charles N. Vest, Vice
       President

Attest: /s/ Daniel R. Guilbert
       --------------------------------
       Name/Title Daniel R. Guilbert,
       Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:    /s/ [ILLEGIBLE]                   Date:  12/18/02
       --------------------------------
       Michael W. Pado, President

By:    /s/ Josee Deroy
       --------------------------------
       Josee Deroy, Vice President

Attest: /s/ Julia Cornely
       --------------------------------
       Julia Cornely, Assistant Vice
       President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   ARTICLE II

                   COMMENCEMENT AND TERMINATION OF LIABILITY

A. On reinsurance ceded under the terms of this Agreement, the liability of the REINSURER shall commence simultaneously with that of the CEDING COMPANY. The liability under this Agreement will terminate either:

1. in accordance with the Duration of Agreement provisions of this Agreement as stated in Article XX, or,

2. for an individual contract, upon the earliest of the following occurrences defined in the contract(s) reinsured hereunder:

       (a)  the date the owner elects to annuitize

       (b) surrender or termination of the contract

       (c) the death of the owner or annuitant where such death triggers the payment of a death benefit

       (d) attainment of the annuity commencement date (as described in the contract forms shown in Schedule A)

3. for individual contracts that elect the GIB, the first day of the month following a withdrawal that causes the Account Value of the contract to fall below four thousand dollars ($4,000). Once reinsurance coverage ends for a specific contract, it cannot be reinstated under this Agreement. This Paragraph A.3 applies only to contracts for which the GMDB is reduced dollar-for-dollar for withdrawals.

B. The REINSURER shall be liable to reimburse claims only on those deaths where the date of death is on or after April 1, 1999, in accordance with Article VII.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
DIRECTOR VARIABLE ANNUITY
Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford International Advisers Fund NOW KNOWN AS   Name changed 5/1/01
 Hartford Global Advisers Fund
Hartford MidCap Fund                                Closed to new money 6/29/01
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund                         Added 5/1/00
Hartford Global Technology Fund                     Added 5/1/00
Hartford MidCap Value Fund                          Added 5/1/01
Hartford International Capital Appreciation Fund    Added 5/1/01
Hartford International Small Company Fund           Added 5/1/01
Hartford Value Fund                                 Added 5/1/01
Hartford Global Financial Services Fund             Added 5/1/01
Hartford Global Communications Fund                 Added 5/1/01
Hartford Focus Fund                                 Added 5/1/01
Hartford US Government Securities Fund              Added 5/1/02
Hartford Value Opportunities Fund                   Added 5/1/02
Hartford Growth Opportunities Fund                  Added 5/1/02
Hartford Small Cap Growth Fund                      Added 5/1/02
Hartford Growth Fund                                Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS THE
 HARTFORD CORE FUNDS.
DIRECTOR CHOICE VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund            Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into:                                        Fund Merger 10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund             Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund          Name Change 5/30/01
Merged into:
Alliance Global Bond Fund                           Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund          Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund
Name changed to:                                    Name change 4/8/02
UBS Tactical Allocation Fund

                                                                      Continued.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
AMSOUTH VARIABLE ANNUITY
Hartford Core Funds
Amsouth Equity Income Fund NOW KNOWN AS             Renamed 10/3/02
 AmSouth Value Fund
Amsouth Select Equity Fund
Amsouth Capital Growth Fund                         Added 5/1/01
BB&T DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund                      Added 10/15/01
BB&T Large Company Growth Fund                      Added 10/15/01
DIRECTOR SOLUTION VARIABLE ANNUITY
Hartford Core Funds
Merrill Lynch Global Growth Focus Fund NOW          Renamed 5/1/02
 KNOWN AS Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth Focus Fund NOW       Renamed 5/1/02
 KNOWN AS Merrill Lynch Large CapV.I. Fund
NATIONS VARIABLE ANNUITY
Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marsico Growth and Income Fund NOW          Renamed 5/1/02
 KNOWN AS Nations Marsico Growth Fund
Nations Marsico Focused Equities Fund
Nations High Yield Fund                             Added 5/1/00
Nations International Value Fund                    Added 5/1/00; Closed 9/30/02
Nations MidCap Growth Fund                          Added 5/1/01
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM VI Value Fund NOW KNOWN AS                      Renamed 5/1/02
 AIM V.I. Premier Equity Fund
HUNTINGTON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Huntington VA Rotating Index Fund                   Added 10/15/01
Huntington VA Dividend Capture Fund                 Added 10/15/01
Huntington VA Mid Corp America Fund                 Added 10/15/01
Huntington VA New Economy Fund                      Added 10/15/01

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
DIRECTOR FOCUS VARIABLE ANNUITY
Hartford Core Funds
Salomon Capital Fund                                Added 12/21/99
Salomon Investors Fund                              Added 12/21/99
Salomon Total Return Fund                           Added 12/21/99
Salomon High Yield Fund                             Added 12/21/99
DIRECTOR SELECT VARIABLE ANNUITY
Hartford Core Funds
Evergreen VA Omega Fund                             Added 2/1/00
Evergreen VA Special Equity Fund                    Added 2/1/00
Evergreen VA Foundation Fund                        Added 2/1/00
Evergreen Perpetual International Fund              Added 2/1/00
Merged with:
Evergreen VA International Growth Fund              Merged 8/3/01
Evergreen VA Capital Growth Fund                    Added 2/1/00
Evergreen VA Growth Fund                            Added 2/1/00
Evergreen VA Fund                                   Added 6/14/02
Evergreen VA Small Cap Value Fund                   Added 6/14/02
DIRECTOR PREFERRED VARIABLE ANNUITY
Hartford Core Funds
First American International Fund                   Added 5/1/00
First American Large Cap Growth Fund                Added 5/1/00
First American Technology Fund                      Added 5/1/00
First American Mid Cap Growth Fund                  Added 10/15/01
First American Small Cap Growth Fund                Added 10/15/01
NATCITY DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Armanda Advantage Mid-Cap Growth                    Added 6/26/00
Armanda Advantage International Equity Fund         Added 6/26/00
Armanda Advantage Equity Growth Fund                Added 6/26/00
DIRECTOR ELITE VARIABLE ANNUITY
Hartford Core Funds
Prudential 20/20 Focus Fund                         Added 6/22/00
Prudential Jennison Growth Fund                     Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
WACHOVIA DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wachovia Balanced Fund II MERGED INTO               Added 11/1/00
 Evergreen VA Foundation Fund                       Merged 6/14/02
Wachovia Equity Fund II MERGED INTO                 Added 11/1/00
 Evergreen VA Fund                                  Merged 6/14/02
Wachovia Special Values Fund II MERGED INTO         Added 11/1/00
 Evergreen VA Small Cap Value Fund                  Merged 6/14/02
OFFIT VIF -- High Yield Fund                        Added 11/1/00; Merged into
                                                    Evergreen VA High
                                                    Income Fund 11/8/02
Evergreen VA High Income Fund                       Added 11/8/02
FIFTH THIRD DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Kent Aggressive Growth Fund NOW KNOWN AS Fifth      Added 1/29/01
 Third Quality Growth VIP Fund                      Name changed 10/1/01
Fifth Third Balanced VIP Fund                       Added 7/15/02
Fifth Third Mid Cap VIP Fund                        Added 7/15/02
Fifth Third Disciplined Value VIP Fund              Added 7/15/02

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
DIRECTOR CLASSIC VARIABLE ANNUITY
Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund        Added 2/1/01
Victory Variable Ins. Small Co. Opportunity Fund    Added 2/1/01
FIRST HORIZON DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
First Horizon Growth & Income Fund                  Added 9/4/01
First Horizon Capital Appreciation Fund             Added 9/4/01
WELLS FARGO DIRECTOR VARIABLE ANNUITY
Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund                Added 11/1/01
Wells Fargo VT Large Company Growth Fund            Added 11/1/01
Wells Fargo VT International Equity Fund            Added 11/1/01
Wells Fargo VT Growth Fund                          Added 11/1/01
Wells Fargo VT Equity Value Fund                    Added 11/1/01
Wells Fargo VT Equity Income Fund                   Added 11/1/01
Wells Fargo VT Asset Allocation Fund                Added 11/1/01
Wells Fargo VT Corporate Bond Fund                  Added 11/1/01
Wells Fargo VT Money Market Fund                    Added 11/1/01
DIRECTOR ACCESS VARIABLE ANNUITY
Hartford Core Funds
DIRECTOR CHOICE ACCESS VARIABLE ANNUITY
Hartford Core Funds
Mitchell Hutchins Growth and Income Fund            Name change 5/30/01
Name changed to:
Brinson Series Trust Growth and Income Fund
Merged into:                                        Fund Merger 10/26/01
Alliance Growth and Income Fund
Mitchell Hutchins Strategic Income Fund             Closed to new money 10/16/00
Name changed to:
Brinson Series Trust Strategic Income Fund          Name Change 5/30/01
Merged into:
Alliance Global Bond Fund                           Fund Merger 10/26/01
Mitchell Hutchins Tactical Allocation Fund          Name change 5/30/01
Name changed to:
Brinson Series Trust Tactical Allocation Fund

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

          THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY
Putnam VT American Government Income                Added 1/31/00
Putnam VT Asia Pacific Growth Fund MERGED INTO      Merged 10/11/02
 Putnam VT International Growth Fund
Putnam VT Capital Appreciation Fund                 Added 11/1/00
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Global Growth Fund NOW KNOWN AS           Renamed 10/11/02
 Putnam VT Equity Fund
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund                 Added 1/31/00
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Growth Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Technology Fund MERGED INTO Putnam        Added 7/17/00
 VT Voyager Fund II                                 Merged 10/11/02
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Voyager II Fund                           Added 11/1/00
THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE
 FUNDS.
HARTFORD PATHMAKER VARIABLE ANNUITY
Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund
PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY
Putnam Core Funds
Salomon Capital Fund                                Added 12/21/99
Salomon Investors Fund                              Added 12/21/99
Salomon Total Return Fund                           Added 12/21/99
Salomon High Yield Fund                             Added 12/21/99
PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY
Putnam Core Funds

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY
 SELECT LEADER 7/24/00)
Morgan Stanley Money Market Fund
Morgan Stanley North American Government            Closed to new money 9/7/99
 Securities Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN        Renamed 5/1/02
 AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund                Closed to new money 9/7/99
Universal High Yield Fund
Universal Mid-Cap Value
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund              Added 9/7/99
Universal Fixed Income Fund NOW KNOWN AS            Added 9/7/99
 Core Plus Fixed Income Fund                        Renamed 5/1/02
Universal Active International Allocation Fund      Added 9/20/99
Universal Technology Fund
Van Kampen Strategic Stock Fund NOW KNOWN AS        Renamed 5/1/02
 Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
Morgan Stanley Money Market Fund
Morgan Stanley Diversified Income Fund
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley Opportunities Fund
Morgan Stanley Mid-Cap Equity Fund NOW KNOWN        Renamed 5/1/02
 AS Capital Opportunities Fund
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Universal Fixed Income Fund NOW KNOWN AS            Renamed 5/1/02
 Core Plus Fixed Income Fund
Universal Active International Allocation Fund
Universal Technology Fund                           Added 11/6/00
Van Kampen Strategic Stock Fund NOW KNOWN AS        Renamed 5/1/02
 Van Kampen LIT Growth and Income Fund
Van Kampen Enterprise Fund
THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN
 STANLEY CORE FUNDS.
American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund
SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY
 (CLOSED TO NEW CONTRACTS 2/22/01)
Morgan Stanley Core Funds

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
HARTFORD LEADERS VARIABLE ANNUITY
American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth          Added 7/5/01
 Fund
American Funds New World Fund
Franklin Real Estate Fund                           Closed to new sales 5/1/02
Franklin Small Cap Fund
Franklin Templeton Strategic Income Investments     Renamed 5/1/00
 Fund NOW KNOWN AS Franklin Strategic Income
 Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Asset Allocation Fund NOW KNOWN AS        Renamed 5/1/00
 Templeton Asset Strategy Fund. FURTHER RENAMED TO  Further Renamed and closed to
 Templeton Global Asset Allocation Fund             new sales 5/1/02
Templeton Developing Markets Fund NOW KNOWN AS      Renamed 5/1/00
 Templeton Developing Markets Securities Fund
Templeton Global Growth Fund NOW KNOWN AS           Renamed 5/1/00
 Templeton Growth Securities Fund
Templeton International Fund NOW KNOWN AS           Renamed 5/1/00
 Templeton International Securities Fund. FURTHER   Further Renamed 5/1/02
 RENAMED TO Templeton Foreign Securities Fund
Franklin Technology Securities Fund                 Added 9/1/00
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund                      Added 9/1/00
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund                     Added 9/20/01
AIM V.I. Basic Value Fund                           Added 9/20/01
AIM V.I. Blue Chip Fund                             Added 9/20/01
AIM V.I. Capital Appreciation Fund                  Added 9/20/01
AIM V.I. Dent Demographics Trends Fund              Added 9/20/01
AIM V.I. Government Securities Fund                 Added 9/20/01
AIM V.I.International Equity Fund NOW KNOWN AS      Added 9/20/01
 AIM V.I. International Growth Fund                 Renamed 5/1/02
AIM V.I. MID CAP EQUITY FUND NOW KNOWN AS           Added 9/20/01
AIM V.I. Mid Cap Core Equity Fund                   Renamed 5/1/02
AIM V.I.Value Fund NOW KNOWN AS                     Added 9/20/01
 AIM V.I. Premier Equity Fund                       Renamed 5/1/02

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                   SCHEDULE B

                                INVESTMENT FUNDS

FUNDS                                                       STATUS CHANGES
----------------------------------------------------------------------------------
Franklin Income Securities Fund                     Added 5/1/02
Franklin Large Cap Growth Securities Fund           Added 5/1/02
THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS
 CORE FUNDS.
HARTFORD LEADERS SOLUTION VARIABLE ANNUITY
Leaders Core Funds
Merrill Lynch Global Growth Focus Fund NOW          Added 11/1/99
 KNOWN AS Merrill Lynch Global Growth V.I. Fund     Renamed 5/1/02
Merrill Lynch Large Cap Growth Focus Fund NOW       Renamed 5/1/02
 KNOWN AS Merrill Lynch Large Cap V.I. Fund
HARTFORD LEADERS ELITE VARIABLE ANNUITY
Leaders Core Funds
Prudential Jennison Growth Fund                     Added 6/22/00
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund                         Added 6/22/00
HARTFORD LEADERS ACCESS VARIABLE ANNUITY
Leaders Core Funds

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 8

                                     [LOGO]
                                 Hartford Life

                        GUARANTEED INCOME BENEFIT RIDER

The term "Contract" as used in this rider applies to either a contract or a certificate. The term "Contract Owner" as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. This rider cannot be terminated either by You or Us prior to the Annuity Commencement Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed income benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 7% of premium payments each Contract Year. If the Contract Owner chooses to surrender an amount more than 7% in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed income benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract Issue Date.

There is an additional charge for this guaranteed income benefit.

If your Contract Value increases, You have the right to "step-up" the guaranteed benefit to the current Contract Value at certain intervals. We may modify the charge for this rider if You elect to step-up.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Guaranteed Remaining Balance (GRB). The surrender amount that the Contract Owner has the right to make each Contract Year until the GRB is depleted is called the Guaranteed Annual Withdrawal Benefit (GAWB). However, at any time You may surrender an amount up to Your Contract Value.

GUARANTEED REMAINING BALANCE (GRB)

Your GRB is determined at the following times and is subject to a maximum GRB of $5,000,000;

At Rider Effective Date

If this rider is effective on the Contract Issue Date, then the GRB equals the premium payments. If this rider is effective after the Contract Issue Date, then the GRB equals 100% of the Contract Value on the rider effective date.

When a subsequent premium payment is made

Upon each subsequent premium payment, the GRB is recalculated to equal the sum of the GRB immediately prior to receipt of the subsequent premium payment, plus 100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.

When a partial surrender is made

Whenever a partial surrender is made, the GRB will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial surrenders since the later of (1) the most recent Contract Anniversary, or (2) the Valuation Day that the Guaranteed Annual Withdrawal Benefit (GAWB) was last established (excluding establishments for subsequent premium payments), are equal to or less than the GAWB, the GRB becomes the GRB immediately prior to the partial surrender, less the amount of partial surrender.

B. If the total partial surrenders as determined in (A) above exceed the GAWB, the GRB will have an automatic reset to the greater of zero or the lesser of
    (i) or (ii) as follows:

       (i)  the Contract Value immediately following the partial surrender; or

       (ii) the GRB immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term "partial surrender" is a gross amount and will include any Contingent Deferred Sales Charges.

GUARANTEED ANNUAL WITHDRAWAL BENEFIT (GAWB)

Your GAWB is established at the following times:

At Rider Effective Date

7% of the GRB.

When a subsequent premium payment is made

Upon each subsequent premium payment, the GAWB is recalculated to equal the sum of 7% of the subsequent premium payment plus the GAWB immediately prior to the subsequent premium payment.

When a partial surrender is made that causes an automatic reset of the GRB (as determined in (B) above)

The new GAWB will be the lesser of (C), (D), or (E) as follows:

C.  the GAWB immediately prior to the partial surrender; or

D. the greater of 7% of the reset GRB or 7% of the Contract Value immediately following the partial surrender; or

E.  the reset GRB:

When a partial surrender is made that reduces the GRB to an amount less than the GAWB

Whenever a partial surrender is made that reduces the GRB to an amount less than the GAWB, the GAWB is reduced to equal the GRB.

ELECTIVE STEP-UP OF THE GRB AND GAWB

At the times determined below, the Contract Owner may elect to Step-up the GRB and, if applicable, the GAWB as follows:

GRB Step-up

Beginning with the 5th anniversary date of the effective date of this rider, the Contract Owner has the option to increase the GRB to an amount equal to 100% of the current Contract Value (herein referred to as Step-up). Once a Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of the latest Step-up date.

If the surviving spouse becomes the Contract Owner under the contract's Spouse Beneficiary provision, the next Step-up may be elected at anytime thereafter. This is allowed regardless if it occurs before the 5th anniversary date of the effective date of this rider or if the latest Step-up occurred within the last five years. Once this Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of this Step-up.

In the future, We may allow You to Step-up Your GRB only on a Contract Anniversary.

GAWB Step-up

The GAWB Step-up is equal to the greater of (H) or (I) as follows:

H.  the GAWB immediately prior to the Step-up; or

I.   7% of the Contract Value on the Step-up date.

CONTRACT VALUE REDUCES TO ZERO

If the Contract Value reduces to zero on a particular Valuation Day as a result of a partial surrender and on such Valuation Day the GRB remains greater than zero, the following will occur:

J. The GRB will be paid to You on a periodic basis elected by You. The frequencies will be among those offered by Us at that time but will be no less frequently than annually.

K.  The total annual payment amount will equal the GAWB.

L.  We will no longer accept subsequent premium payments.

GUARANTEED INCOME BENEFIT ANNUITY OPTION

In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout -- Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GRB by the GAWB. The total annual amount payable under this option will equal the GAWB but will not exceed the current GRB. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under
Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract, each such Beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

RIDER CHARGE

The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

M. the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

N. the net asset value per share of the corresponding fund at the beginning of the valuation period; minus

O. the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

P. the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts is [0.75%], subject to a guaranteed maximum charge of [0.75%]. The rider charge may change if You elect to Step-up the GRB. However, the rider charge will never exceed the lesser of the maximum charge or the charge currently offered for this same benefit under newly issued riders. If the GRB is never Stepped-up by the Contract Owner, the charge established on the effective date of this rider will never change. The rider charge will be discontinued once an Annuity option available under the contract becomes effective.

Signed for HARTFORD LIFE INSURANCE COMPANY

    /s/ Christine Hayer Repasy      /s/ Thomas M. Marra
    ------------------------------  ------------------------------
    Christine Hayer Repasy,         Thomas M. Marra, PRESIDENT
    SECRETARY

                               AMENDMENT NO. 9 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

                                  (REINSURER)

Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

2. With respect to contract elections of the GIB Rider (also known as "Principal First") attached to Amendment 8 of this Agreement:

       (a) For the period commencing November 1, 2002 through April 30, 2003, contract elections of the GIB Rider have not exceeded 5% of the In Force contracts according to the measurement criteria described in Amendment 8;

       (b) As a result, the reinsurance premiums shall not be subject to increase at this time;

       (c) The election rate for the GIB Rider shall continue to be monitored through December 31, 2003;

       (d) Should the overall election rate exceed 5% of the In Force contracts as measured by the contract value on December 31, 2003, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%;

       (e) Should the overall election rate on December 31, 2003 not exceed 5% of the In Force contracts as measured by the contract value on December 31, 2003, then the election rate for the GIB Rider shall continue to be monitored semi-annually thereafter until the GIB In Force election program ends. At such time that the overall election rate exceeds 5% of the In Force contracts as measured by the contract value at the time of the semi-annual review, then the contracts that have elected the GIB will be subject to an increase in the reinsurance premium of up to 10%;

       (f) For monitoring purposes, the CEDING COMPANY shall indicate by code on the seriatim data file (Schedule C) such contracts that elect the GIB Rider;

       (g) As stated in Amendment 8, the REINSURER does not cover any benefit resulting from the GIB Rider.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Charles N. Vest                          Date: June 11, 2003
        -------------------------------------------
        Name/Title Charles N. Vest, Vice President
Attest: /s/ Michael J. Grandpre
        -------------------------------------------
        Michael J. Grandpre, Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/ Michael S. Sakoulas                      Date: 4 June, 2003
        -------------------------------------------
        Michael S. Sakoulas, Senior Vice President
By:     /s/ Josee Deroy
        -------------------------------------------
        Josee Deroy, Vice President
Attest: /s/ Julia Cornely
        -------------------------------------------
        Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Growth and Income Fund
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)

        THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBenistein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

AMSOUTH VARIABLE ANNUITY

Hartford Core Funds
AmSouth Value Fund (NAME CHANGED 10/3/02; FORMERLY Amsouth Equity Income Fund) Amsouth Select Equity Fund
Amsouth Capital Growth Fund (ADDED 5/1/01)

BB&T DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund (ADDED 10/15/01)
BB&T Large Company Growth Fund (ADDED 10/15/01)

DIRECTOR SOLUTION VARIABLE ANNUITY

Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

NATIONS VARIABLE ANNUITY

Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marisco Growth Fund (NAME CHANGED 5/1/02; FORMERLY Nations Marsico Growth and Income Fund)
Nations Marsico Focused Equities Fund
Nations High Yield Fund (ADDED 5/1/00)
Nations International Value Fund (ADDED 5/1/00; CLOSED 9/30/02)
Nations MidCap Growth Fund (ADDED 5/1/01)
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM VI Value Fund)

HUNTINGTON SELECT VARIABLE ANNUITY

Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VA Growth Fund
Huntington VA Rotating Index Fund (ADDED 10/15/01)
Huntington VA Dividend Capture Fund (ADDED 10/15/01)
Huntington VA Mid Corp America Fund (ADDED 10/15/01)
Huntington VA New Economy Fund (ADDED 10/15/01)

DIRECTOR FOCUS VARIABLE ANNUITY

Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

DIRECTOR SELECT VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA Omega Fund (ADDED 2/1/00)
Evergreen VA Special Equity Fund (ADDED 2/1/00)
Evergreen VA Foundation Fund (ADDED 2/1/00)
Evergreen International Growth Fund (ADDED 8/3/01)
Evergreen VA Capital Growth Fund (ADDED 2/1/00)
Evergreen VA Growth Fund (ADDED 2/1/00)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Small Cap Value Fund (ADDED 6/14/02)

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR PREFERRED VARIABLE ANNUITY

Hartford Core Funds
First American International Fund (ADDED [ILLEGIBLE]
First American Large Cap Growth Fund (ADDED 5/1/00)
First American Technology Fund (ADDED 5/1/00)
First American Mid Cap Growth Fund (ADDED 10/15/01)
First American Small Cap Growth Fund (ADDED 10/15/01)

NATCITY DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Armanda Advantage Mid-Cap Growth (ADDED 6/26/00)
Armanda Advantage International Equity Fund (ADDED 6/26/00)
Armanda Advantage Equity Growth Fund (ADDED 6/26/00)

DIRECTOR ELITE VARIABLE ANNUITY

Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA High Income Fund (ADDED 11/18/02)
Evergreen VA Omega Fund (ADDED 5/1/03)
Evergreen VA Special Equity Fund (ADDED 5/1/03)
Evergreen VA Foundation Fund (ADDED 6/14/02)
Evergreen VA International Growth Fund (ADDED 5/1/03)
Evergreen VA Capital Growth Fund (ADDED 5/1/03)
Evergreen VA Growth Fund (ADDED 5/1/03)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Small Cap Value Fund (ADDED 6/14/02)

FIFTH THIRD DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Fifth Third Quality Growth VIP Fund (NAME CHANGED 10/1/01; FORMERLY Kent Aggressive Growth Fund ADDED 1/29/01)
Fifth Third Balanced VIP Fund (ADDED 7/15/02)
Fifth Third Mid Cap VIP Fund (ADDED 7/15/02)
Fifth Third Disciplined Value VIP Fund (ADDED 7/15/02)

DIRECTOR CLASSIC VARIABLE ANNUITY

Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

WELLS FARGO DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY Wells Fargo VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY

Hartford Core Funds
AllianceBenistein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBenistein VPS Global Bond Fund (NAME CHANGED 6/23/03: FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

                         SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS

Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

DIRECTOR SELECT VARIABLE ANNUITY

Evergreen Perpetual International Fund ADDED 2/1/00, THEN MERGED 8/3/01 WITH Evergreen VA International Growth Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Wachovia Balanced Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Foundation Fund
Wachovia Equity Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA
Fund
Wachovia Special Values Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Small Cap Value Fund
OFFIT VIF -- High Yield Fund ADDED 11/1/00, THEN MERGED 11/8/02 INTO Evergreen VA High Income Fund

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES
                                     FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)

Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY 9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02: FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund, ADDED 9/7/99)
Universal Active International Allocation Fund (ADDED 9/20/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                                                                   Continued....

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY
                            FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund)
Universal Active International Allocation Fund
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stack Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

       THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)

Morgan Stanley Core Funds

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY ATM V.I. Value Fund ADDED 9/20/01)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY

Leaders Core Funds
Merrill Lynch Global GROWTH V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

HARTFORD LEADERS ELITE VARIABLE ANNUITY

Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY

Leaders Core Funds

                         SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund. Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small Cap Fund 5/1/03.

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 9

                              AMENDMENT NO. 10 TO
        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between

                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS,is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Charles N. Vest                       Date: October 14, 2003
        ----------------------------------------
        Name/Title Charles N. Vest, Vice
        President
Attest: /s/ Michael J. Grandpre
        ----------------------------------------
        Name/Title Michael J. Grandpre,
        Assistant Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:     /s/ Michael S. Sakoulas                   Date: 26 Sept. 2003
        ----------------------------------------
        Michael S. Sakoulas, Senior Vice
        President
By:     /s/ Betsy A. Barnes
        ----------------------------------------
        Betsy A. Barnes, Assistant Vice
        President
Attest: /s/ Julia Cornely
        ----------------------------------------
        Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/13/03; FORMERLY Hartford Growth and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hanford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 11/3/03)

        THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03: FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

AMSOUTH VARIABLE ANNUITY

Hartford Core Funds
AmSouth Value Fund (NAME CHANGED 10/3/02 FORMERLY Amsouth Equity Income Fund) Amsouth Select Equity Fund
Amsouth Capital Growth Fund (ADDED 5/1/01)

BB&T DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund (ADDED 10/15/01)
BB&T Large Company Growth Fund (ADDED 10/15/01)

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

DIRECTOR SOLUTION VARIABLE ANNUITY

Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

NATIONS VARIABLE ANNUITY

Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hanford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marsico Growth Fund (NAME CHANGED 5/1/02; FORMERLY Nations Marsico Growth and income Fund)
Nations Marsico Focused Equities Fund
Nations High Yield Fund (ADDED 5/1/00)
Nations International Value Fund (ADDED 5/1/00; CLOSED 9/30/02)
Nations MidCap Growth Fund (ADDED 5/1/01)
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM VI Value Fund)

HUNTINGTON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Huntington VA Rotating Index Fund (ADDED 10/15/01)
Huntington VA Dividend Capture Fund (ADDED 10/15/01)
Huntington VA Mid Corp America Fund (ADDED 10/15/01)
Huntington VA New Economy Fund (ADDED 10/15/01)

DIRECTOR FOCUS VARIABLE ANNUITY

Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03: FORMERLY Salomon Investors Fund (ADDED 12/21/99)
Salomon Capital Fund, ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

DIRECTOR SELECT VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA Omega Fund (ADDED 2/1/00)
Evergreen VA Special Equity Fund (ADDED 2/1/00)
Evergreen VA Foundation Fund (ADDED 2/1/00)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen International Growth Fund; ADDED 8/3/01)
Evergreen VA Capital Growth Fund (ADDED 2/1/00)
Evergreen VA Growth Fund (ADDED 2/1/00)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 6/14/02)

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR PREFERRED VARIABLE ANNUITY

Hartford Core Funds
First American International Fund (ADDED 5/1/00)
First American Large Cap Growth Fund (ADDED 5/1/00)
First American Technology Fund (ADDED 5/1/00)
First American Mid Cap Growth Fund (ADDED 10/15/01)
First American Small Cap Growth Fund (ADDED 10/15/01)

NATCITY DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Amanda Advantage Mid-Cap Growth (ADDED 6/26/00)
Armando Advantage International Equity Fund (ADDED 6/26/00)
Amanda Advantage Equity Growth Fund (ADDED 6/26/00)

DIRECTOR ELITE VARIABLE ANNUITY

Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA High Income Fund (ADDED 11/8/02)
Evergreen VA Omega Fund (ADDED 5/1/03)
Evergreen VA Special Equity Fund (ADDED 5/1/03)
Evergreen VA Foundation Fund (ADDED 6/14/02)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA International Growth Fund: ADDED 5/1/03)
Evergreen VA Capital Growth Fund (ADDED 5/1/03)
Evergreen VA Growth Fund (ADDED 5/1/03)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 6/14/02)

FIFTH THIRD DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Fifth Third Quality Growth VIP Fund (NAME CHANGED 10/1/01; FORMERLY Kent Aggressive Growth Fund ADDED 1/29/01)
Fifth Third Balanced VIP Fund (ADDED 7/15/02)
Fifth Third Mid Cap VIP Fund (ADDED 7/15/02)
Fifth Third Disciplined Value VIP Fund (ADDED 7/15/02)

DIRECTOR CLASSIC VARIABLE ANNUITY

Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

WELLS FARGO DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03: FORMERLY Wells Fargo VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AIlianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

                         SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS

Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

DIRECTOR SELECT VARIABLE ANNUITY

Evergreen Perpetual International Fund ADDED 2/1/00, THEN MERGED 8/3/01 WITH Evergreen VA International Growth Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Wachovia Balanced Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Foundation Fund
Wachovia Equity Fund II ADDED 11/1/00. THEN MERGED 6/14/02 INTO Evergreen VA
Fund
Wachovia Special Values Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Small Cap Value Fund
OFFIT VIF -- High Yield Fund ADDED 11/1/00, THEN MERGED 11/8/02 INTO Evergreen VA High Income Fund

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

          THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY, Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY

Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity Pegasus Money Market One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY

Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY

Putnam Core Funds

                         SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT Voyager Fund II

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES
                                     FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)

Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY 9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03: FORMERLY Morgan Stanley Diversified Income Fund) Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02: FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markers Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund, ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                         SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY

Universal Active International Allocation Fund (merged 11/3/03 into Morgan Stanley Money Market Fund; added 9/20/99)

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY
                            FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03: FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

       THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth -- Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)

Morgan Stanley Core Funds

                           SECTION HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY

Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan Stanley Money Market Fund)

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund ADDED 9/20/01)
AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

                                                                  Continued. . .

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                                   SCHEDULE B

                                INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY

Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund ADDED 11/1//99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY

Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00) Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS VARIABLE ANNUITY

Leaders Core Funds

                         SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund. Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small Cap Fund 5/1/03.

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 10

                              AMENDMENT NO. 11 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between

                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

     SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Charles N. Vest                         Date: November 20, 2003
         ------------------------------------------
         Name/Title Charles N. Vest, Vice President
Attest:  /s/ Michael J. Grandpre
         ------------------------------------------
         Name/Title Michael J. Grandpre, Assistant
         Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:      /s/ Michael S. Sakoulas                     Date: 5 November 2003
         ------------------------------------------
         Michael S. Sakoulas, Senior Vice President
By:      /s/ Betsy A. Barnes
         ------------------------------------------
         Betsy A. Barnes, Assistant Vice President
Attest:  /s/ Julia Cornely
         ------------------------------------------
         Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/3/03; FORMERLY Hartford Growth and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hartford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 11/3/03)

        THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

AMSOUTH VARIABLE ANNUITY

Hartford Core Funds
AmSouth Value Fund (NAME CHANGED 10/3/02; FORMERLY Amsouth Equity Income Fund) Amsouth Select Equity Fund
Amsouth Capital Growth Fund (ADDED 5/1/01)

BB&T DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund (ADDED 10/15/01)
BB&T Large Company Growth Fund (ADDED 10/15/01)

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

DIRECTOR SOLUTION VARIABLE ANNUITY

Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

NATIONS VARIABLE ANNUITY

Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Capital Growth Fund
Nations Small Company Fund
Nations Value Fund
Nations Marsico Growth Fund (NAME CHANGED 5/1/02; FORMERLY Nations Marsico Growth and Income Fund)
Nations Marsico Focused Equities Fund
Nations High Yield Fund (ADDED 5/1/00)
Nations International Value Fund (ADDED 5/1/00; CLOSED 9/30/02)
Nations MidCap Growth Fund (ADDED 5/1/01)
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM VI Value Fund)

HUNTINGTON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Huntington VA Rotating Index Fund (ADDED 10/15/01)
Huntington VA Dividend Capture Fund (ADDED 10/15/01)
Huntington VA Mid Corp America Fund (ADDED 10/15/01)
Huntington VA New Economy Fund (ADDED 10/15/01)

DIRECTOR FOCUS VARIABLE ANNUITY

Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

DIRECTOR SELECT VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA Omega Fund (ADDED 2/1/00)
Evergreen VA Special Equity Fund (ADDED 2/1/00)
Evergreen VA Foundation Fund (ADDED 2/1/00)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen International Growth Fund; ADDED 8/3/01)
Evergreen VA Growth Fund (ADDED 2/1/00)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 6/14/02)
Evergreen VA Growth & Income Fund (ADDED 12/5/03)

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR PREFERRED VARIABLE ANNUITY

Hartford Core Funds

NATCITY DIRECTOR VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR ELITE VARIABLE ANNUITY

Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Hartford Core Fund
Evergreen VA High Income Fund (ADDED 11/8/02)
Evergreen VA Omega Fund (ADDED 5/1/03)
Evergreen VA Special Equity Fund (ADDED 5/1/03)
Evergreen VA Foundation Fund (ADDED 6/14/02)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA International Growth Fund; ADDED 5/1/03)
Evergreen VA Growth Fund (ADDED 5/1/03)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 6/14/02)
Evergreen VA Growth & Income Fund (ADDED 12/5/03)

FIFTH THIRD DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Fifth Third Quality Growth VIP Fund (NAME CHANGED 10/1/01; FORMERLY Kent Aggressive Growth Fund ADDED 1/29/01)
Fifth Third Balanced VIP Fund (ADDED 7/15/02)
Fifth Third Mid Cap VIP Fund (ADDED 7/15/02)
Fifth Third Disciplined Value VIP Fund (ADDED 7/15/02)

DIRECTOR CLASSIC VARIABLE ANNUITY

Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins. Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Growth & Income Fund (ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

WELLS FARGO DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03; FORMERLY Wells Fargo VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Tactical Allocation Fund

                         SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS

Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund. Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

DIRECTOR SELECT VARIABLE ANNUITY

Evergreen Perpetual International Fund (ADDED 2/1/00, THEN MERGED 8/3/01 WITH Evergreen VA International Growth Fund
Evergreen VA Capital Growth Fund (ADDED 2/1/00, THEN MERGED 12/5/03 INTO Evergreen VA Growth & Income Fund)

WACHOVIA DIRECTOR VARIABLE ANNUITY

Wachovia Balanced Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Foundation Fund
Wachovia Equity Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA
Fund
Wachovia Special Values Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Small Cap Value Fund
OFFIT VIF -- High Yield Fund ADDED 11/1/00, THEN MERGED 11/8/02 INTO Evergreen VA High Income Fund
Evergreen VA Capital Growth Fund (ADDED 5/1/03, THEN MERGED 12/5/03 INTO Evergreen VA Growth & Income Fund)

DIRECTOR PREFERRED VARIABLE ANNUITY

First American International Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03) First American Large Cap Growth Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03) First American Technology Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Mid Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY 12/4/03) First American Small Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY 12/4/03)

NATCITY DIRECTOR VARIABLE ANNUITY

Armanda Advantage Mid-Cap Growth (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)
Armanda Advantage International Equity Fund (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)
Armanda Advantage Equity Growth Fund (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

          THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CORE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY

Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY

Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY

Putnam Core Funds

                         SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT Voyager Fund II

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES
                                     FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)

Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY 9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund, ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                         SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY

Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan Stanley Money Market Fund; ADDED 9/20/99)

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY
                            FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U.S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

       THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth - Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)

Morgan Stanley Core Funds

                         SECTION OF HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY

Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan Stanley Money Market Fund)

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Global Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund ADDED 9/20/01)
AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

                                                                    Continued...

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                                   SCHEDULE B

                                INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY

Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY

Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential Jennison International Growth Fund
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY

Leaders Core Funds

                         SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund. Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small Cap Fund 5/1/03.

                                                                            End.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 11

                              AMENDMENT NO. 12 TO

        AUTOMATIC REINSURANCE AGREEMENT NO. 99010NY, DATED APRIL 1, 1999

                                    between

                        HARTFORD LIFE INSURANCE COMPANY
                                (CEDING COMPANY)

                                      and

                AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described. Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE B, INVESTMENT FUNDS, is hereby replaced by the attached revised Schedule B, to describe various fund changes and additions as of the dates shown.

2. Effective May 3, 2004, the following special provisions shall apply with respect to current and future reinsured contracts hereunder with any or all fund allocations in the VAN KAMPEN LIT AGGRESSIVE GROWTH PORTFOLIO (hereafter, the "Fund Contracts" and the "Fund"):

       a. Reinsurance premiums for the Fund Contracts may change, under the provisions of Article XV, when the following two conditions are triggered:

       [REDACTED]

       b. Should the above-described conditions be triggered at any time during the Duration of Agreement, as defined in Article XX of the Agreement, the REINSURER shall have the right, under Article XV of the Agreement, to modify the reinsurance premiums applicable to the Fund Contracts only by up to 10%.

       c. The REINSURER shall provide the CEDING COMPANY with notice of its intent to modify the reinsurance premiums applicable to the Fund Contracts within thirty (30) days after the REINSURER has been made aware that the triggers defined in 2.a., above, have been met.

       d. The CEDING COMPANY shall have the right to approve or disapprove of the changes proposed by the REINSURER but must communicate its intent within thirty (30) days of receipt of the revised reinsurance terms from the REINSURER.

       e. If the CEDING COMPANY disapproves of the changes proposed by the REINSURER, and both parties are not able to reach a mutually satisfactory agreement on revised reinsurance terms, then notwithstanding Article IX, the following options shall become available to the CEDING COMPANY:

         i. If the total inforce account value of all assets in the Fund Contracts affects not more than 5% of the total inforce account value hereunder as measured on the effective date of the revised reinsurance terms, the CEDING COMPANY shall have the right of immediate termination of this Agreement as it pertains to the Fund Contracts only. The CEDING COMPANY shall provide the REINSURER with written notification of its intent to terminate the reinsurance and recapture the Fund Contracts. The date of termination and recapture shall be the date that the revised reinsurance terms would have become effective. The termination and recapture shall also apply as reinsured contracts allocate assets to the Fund after the initial date of termination and recapture. As of the date of termination and recapture of such contracts, no future payments, including reinsurance premiums, reinsurance claim payments or termination

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12
               or recapture charges, shall be due between the parties with respect to the Fund Contracts. The CEDING COMPANY's termination and recapture rights as described in this Paragraph 2.e.i., shall expire if and when the CEDING COMPANY accepts the REINSURER's proposed changes for the Fund Contracts.

         ii. If the total inforce account value of all assets in the Fund Contracts affects more than 5% of the total inforce account value hereunder as measured on the effective date of the revised reinsurance terms, then the CEDING COMPANY may only exercise the termination and recapture rights with respect to the Fund Contracts as described in Paragraph 2.e.i., above, subject to terms mutually agreed upon by both parties.

         iii. As an alternative, should the CEDING COMPANY not wish to exercise its right of termination and recapture of the Fund Contracts as described above, the CEDING COMPANY may elect to eliminate the availability of the Fund to contractholders reinsured hereunder. Such elimination shall occur within one hundred eighty (180) days of the effective date of the proposed changes, thus removing the cause for modification to the reinsurance terms.

       f. The CEDING COMPANY agrees to amend its monthly reporting hereafter such that both parties are able to monitor the account value allocated to the Fund and to inform the REINSURER when the two conditions in item 2.a. above are triggered.

       g. The above paragraphs notwithstanding, neither party, acting unreasonably, will withhold agreement to revised reinsurance terms for the sole purpose of terminating this Agreement for Fund Contracts.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY

By:      /s/ Charles N. Vest                         Date: July 19, 2004
         ------------------------------------------
         Name/Title Charles N. Vest, Vice President
Attest:  /s/ Michael J. Grandpre
         ------------------------------------------
         Name/Title Michael J. Grandpre, Associate
         Actuary

AXA CORPORATE SOLUTIONS LIFE REINSURANCE COMPANY

By:      /s/ Michael S. Sakoulas                     Date: 9 July 2004
         ------------------------------------------
         Michael S. Sakoulas, Senior Vice President
By:      /s/ Betsy A. Barnes
         ------------------------------------------
         Betsy A. Barnes, Assistant Vice President
Attest:  /s/ Julia Cornely
         ------------------------------------------
         Julia Cornely, Assistant Vice President

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR VARIABLE ANNUITY

Hartford Bond Fund
Hartford Stock Fund
Hartford Money Market Fund
Hartford Advisers Fund
Hartford Capital Appreciation Fund
Hartford Mortgage Securities Fund
Hartford Index Fund
Hartford International Opportunities Fund
Hartford Dividend and Growth Fund
Hartford Global Advisers Fund (NAME CHANGED 5/1/01; FORMERLY Hartford International Advisers Fund)
Hartford MidCap Fund (CLOSED TO NEW MONEY 6/29/01)
Hartford Small Company Fund
Hartford Disciplined Equity Fund (NAME CHANGED 11/3/03; FORMERLY Hartford Growth and Income Fund)
Hartford Global Leaders Fund
Hartford High Yield Fund
Hartford Global Health Fund (ADDED 5/1/00)
Hartford Global Technology Fund (ADDED 5/1/00)
Hanford MidCap Value Fund (ADDED 5/1/01)
Hartford International Capital Appreciation Fund (ADDED 5/1/01)
Hartford International Small Company Fund (ADDED 5/1/01)
Hartford Value Fund (ADDED 5/1/01)
Hartford Global Financial Services Fund (ADDED 5/1/01)
Hartford Global Communications Fund (ADDED 5/1/01)
Hartford Focus Fund (ADDED 5/1/01)
Hartford US Government Securities Fund (ADDED 5/1/02)
Hartford Value Opportunities Fund (ADDED 5/1/02)
Hartford Growth Opportunities Fund (ADDED 5/1/02)
Hartford Small Cap Growth Fund (ADDED 5/1/02)
Hartford Growth Fund (ADDED 5/1/02)
Hartford Equity Income Fund (ADDED 11/3/03)

        THE ABOVE FUNDS WILL BE REFERRED TO AS THE HARTFORD CORE FUNDS.

DIRECTOR CHOICE VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Series Trust -- U.S. Allocation Portfolio (NAME CHANGED 5/3/04; FORMERLY UBS Tactical Allocation Fund)

AMSOUTH VARIABLE ANNUITY

Hartford Core Funds
AmSouth Value Fund (NAME CHANGED 10/3/02; FORMERLY Amsouth Equity Income Fund) Amsouth Select Equity Fund
Amsouth Capital Growth Fund (ADDED 5/1/01)

BB&T DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
BB&T Growth and Income Fund
BB&T Capital Manager Aggressive Growth Fund
BB&T Capital Appreciation Fund (ADDED 10/15/01)
BB&T Large Company Growth Fund (ADDED 10/15/01)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

DIRECTOR SOLUTION VARIABLE ANNUITY

Hartford Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

NATIONS VARIABLE ANNUITY

Hartford Advisers Fund
Hartford Bond Fund
Hartford Capital Appreciation Fund
Hartford Dividend and Growth Fund
Hartford International Opportunities Fund
Hartford Money Market Fund
Hartford Small Company Fund
Hartford Stock Fund
Nations Asset Allocation Fund
Nations Marsico 21st Century Fund
Nations Marsico International Opportunities Fund
Nations Small Company Fund
Nations Value Fund
Nations Marsico Growth Fund (NAME CHANGED 5/1/02; FORMERLY Nations Marsico Growth and Income Fund)
Nations Marsico Focused Equities Fund
Nations High Yield Fund (ADDED 5/1/00)
Nations International Value Fund (ADDED 5/1/02; CLOSED 9/30/02)
Nations MidCap Growth Fund (ADDED 5/1/01)
AIM VI Capital Appreciation Fund
AIM VI High Yield Fund
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM VT Value Fund)

HUNTINGTON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Huntington VA Income Equity Fund
Huntington VT Growth Fund
Huntington VA Rotating Index Fund (ADDED 10/15/01)
Huntington VA Dividend Capture Fund (ADDED 10/15/01)
Huntington VA Mid Corp America Fund (ADDED 10/15/01)
Huntington VA New Economy Fund (ADDED 10/15/01)

DIRECTOR FOCUS VARIABLE ANNUITY

Hartford Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

DIRECTOR SELECT VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA Omega Fund (ADDED 2/1/00)
Evergreen VA Special Equity Fund (ADDED 2/1/00)
Evergreen VA Foundation Fund (ADDED 2/1/00)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen International Growth Fund; ADDED 8/3/01)
Evergreen VA Growth Fund (ADDED 2/1/00)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 06/14/02)
Evergreen VA Growth & Income Fund (ADDED 12/5/03)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

DIRECTOR PREFERRED VARIABLE ANNUITY

Hartford Core Funds
First American International Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03) First American Large Cap Growth Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03) First American Technology Fund (ADDED 5/1/00; CLOSED TO NEW MONEY 12/4/03)
First American Mid Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY 12/4/03) First American Small Cap Growth Fund (ADDED 10/15/01; CLOSED TO NEW MONEY 12/4/03)

NATCITY DIRECTOR VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR ELITE VARIABLE ANNUITY

Hartford Core Funds
Prudential 20/20 Focus Fund (ADDED 6/22/00)
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential William Blair International Growth Portfolio (NAME CHANGED 5/3/04; FORMERLY Prudential Jennison International Growth Fund)
Prudential Value Fund

WACHOVIA DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Evergreen VA High Income Fund (ADDED 11/8/02)
Evergreen VA Omega Fund (ADDED 5/1/03)
Evergreen VA Special Equity Fund (ADDED 5/1/03)
Evergreen VA Foundation Fund (ADDED 6/14/02)
Evergreen International Equity Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA International Growth Fund; ADDED 5/1/03)
Evergreen VA Growth Fund (ADDED 5/1/03)
Evergreen VA Fund (ADDED 6/14/02)
Evergreen VA Special Values Fund (NAME CHANGED 7/14/03; FORMERLY Evergreen VA Small Cap Value Fund; ADDED 6/14/02)
Evergreen VA Growth & Income Fund (ADDED 12/5/03)

FIFTH THIRD DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Fifth Third Quality Growth VIP Fund (NAME CHANGED 10/1/01; FORMERLY Kent Aggressive Growth Fund ADDED 1/29/01)
Fifth Third Balanced VIP Fund (ADDED 7/15/02)
Fifth Third Mid Cap VIP Fund (ADDED 7/15/02)
Fifth Third Disciplined Value VIP Fund (ADDED 7/15/02)

DIRECTOR CLASSIC VARIABLE ANNUITY

Hartford Core Funds
Victory Variable Ins. Diversified Stock Fund (ADDED 2/1/01)
Victory Variable Ins, Small Co. Opportunity Fund (ADDED 2/1/01)

FIRST HORIZON DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
First Horizon Core Equity Portfolio (NAME CHANGED 5/3/04; FORMERLY First Horizon Growth & Income Fund, ADDED 9/4/01)
First Horizon Capital Appreciation Fund (ADDED 9/4/01)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

                      THE DIRECTOR VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

WELLS FARGO DIRECTOR VARIABLE ANNUITY

Hartford Core Funds
Wells Fargo VT Small Cap Growth Fund (ADDED 11/1/01)
Wells Fargo VT Large Company Growth Fund (ADDED 11/1/01)
Wells Fargo VT International Equity Fund (ADDED 11/1/01)
Wells Fargo VT Growth Fund (ADDED 11/1/01)
Wells Fargo VT Equity Value Fund (ADDED 11/1/01)
Wells Fargo VT Equity Income Fund (ADDED 11/1/01)
Wells Fargo VT Asset Allocation Fund (ADDED 11/1/01)
Wells Fargo VT Total Return Bond Fund (NAME CHANGED 5/1/03: FORMERLY Wells Fargo VT Corporate Bond Fund, ADDED 11/1/01)
Wells Fargo VT Money Market Fund (ADDED 11/1/01)

DIRECTOR ACCESS VARIABLE ANNUITY

Hartford Core Funds

DIRECTOR CHOICE ACCESS VARIABLE ANNUITY

Hartford Core Funds
AllianceBernstein VPS Growth and Income Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Growth and Income Fund)
AllianceBernstein VPS Global Bond Fund (NAME CHANGED 6/23/03; FORMERLY Alliance Global Bond Fund)
UBS Series Trust -- U.S. Allocation Portfolio (NAME CHANGED 5/3/04; FORMERLY UBS Tactical Allocation Fund)

                         SECTION OF HISTORICAL CHANGES

DIRECTOR CHOICE & DIRECTOR CHOICE ACCESS

Effective 5/30/01 the name of the Mitchell Hutchins Growth and Income Fund changed to Brinson Series Trust Growth and Income Fund. Effective 10/26/01, this fund was merged into Alliance Growth and Income Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Strategic Income Fund changed to Brinson Series Trust Strategic Income Fund. Effective 10/26/01, this fund was merged into Alliance Global Bond Fund.
Effective 5/30/01, the name of the Mitchell Hutchins Tactical Allocation Fund changed to Brinson Series Trust Tactical Allocation Fund, Effective 4/8/02, this fund was merged into UBS Tactical Allocation Fund.

DIRECTOR SELECT VARIABLE ANNUITY

Evergreen Perpetual International Fund (ADDED 2/1/00, THEN MERGED 8/3/01 WITH Evergreen VA International Growth Fund
Evergreen VA Capital Growth Fund (ADDED 2/1/00, THEN MERGED 12/5/03 INTO Evergreen VA Growth & Income Fund)

WACHOVIA DIRECTOR VARIABLE ANNUITY

Wachovia Balanced Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Foundation Fund
Wachovia Equity Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA
Fund
Wachovia Special Values Fund II ADDED 11/1/00, THEN MERGED 6/14/02 INTO Evergreen VA Small Cap Value Fund
OFFIT VIF -- High Yield Fund ADDED 11/1/00, THEN MERGED 11/8/02 INTO Evergreen VA High Income Fund
Evergreen VA Capital Growth Fund (ADDED 5/1/03, THEN MERGED 12/5/03 INTO Evergreen VA Growth & Income Fund)

NATCITY DIRECTOR VARIABLE ANNUITY

Armanda Advantage Mid-Cap Growth (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)
Armanda Advantage International Equity Fund (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)
Armanda Advantage Equity Growth Fund (ADDED 6/26/00, THEN MERGED 12/4/03 INTO Hartford Money Market Fund)

NATIONS VARIABLE ANNUITY

Nations Capital Growth Fund MERGED 1/23/04 INTO Nations Marsico Growth Fund.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

          THE PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT American Government Income (ADDED 1/31/00)
Putnam VT Capital Appreciation Fund (ADDED 11/1/00)
Putnam VT Diversified Income Fund
Putnam VT The George Putnam Fund of Boston
Putnam VT Global Asset Allocation Fund
Putnam VT Equity Fund (NAME CHANGED 10/11/02, FORMERLY, Putnam VT Global Growth
Fund)
Putnam VT Growth and Income Fund
Putnam VT Growth Opportunities Fund (ADDED 1/31/00)
Putnam VT Health Sciences Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund (NAME CHANGED 5/1/03; FORMERLY
Putnam VT International Growth Fund)
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Investors Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT OTC & Emerging Growth Fund
Putnam VT Research Fund
Putnam VT Small Cap Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund
Putnam VT Discovery Growth Fund (NAME CHANGED 5/1/03; FORMERLY Putnam VT Voyager II Fund, ADDED 11/1/00)
Putnam VT Capital Opportunities Fund (ADDED 5/1/03)
Putnam VT Equity Income Fund (ADDED 5/1/03)
Putnam VT Mid Cap Value Fund (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS PUTNAM CARE FUNDS.

HARTFORD PATHMAKER VARIABLE ANNUITY

Putnam Core Funds
One Group Investment Trust Large Cap Growth
One Group Investment Trust Diversified Equity
Pegasus Money Market
One Group Investment Trust Diversified Mid Cap
One Group Investment Trust Bond Cap
One Group Investment Trust Mid Cap Value
Pegasus Managed Assets Balanced Fund

PUTNAM HARTFORD ASSET MANAGER VARIABLE ANNUITY

Putnam Core Funds
Salomon All Cap Fund (NAME CHANGED 5/1/03; FORMERLY Salomon Capital Fund, ADDED 12/21/99)
Salomon Investors Fund (ADDED 12/21/99)
Salomon Total Return Fund (ADDED 12/21/99)
Salomon High Yield Bond Fund (ADDED 12/21/99)

PUTNAM HARTFORD CAPITAL ACCESS VARIABLE ANNUITY

Putnam Core Funds

                         SECTION OF HISTORICAL CHANGES

PUTNAM HARTFORD CAPITAL MANAGER VARIABLE ANNUITY

Putnam VT Asia Pacific Growth Fund MERGED 10/11/02 INTO Putnam VT International Growth Fund
Putnam VT Technology Fund ADDED 7/17/00, THEN MERGED 10/11/02 INTO Putnam VT Voyager Fund II

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

                   SELECT DIMENSIONS VARIABLE ANNUITY SERIES
                                     FUNDS

SELECT DIMENSIONS VARIABLE ANNUITY (REPLACED BY SELECT LEADERS 7/24/00)

Morgan Stanley Money Market Fund
Morgan Stanley North American Government Securities Fund (CLOSED TO NEW MONEY 9/7/99)
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Morgan Stanley Emerging Markets Fund (CLOSED TO NEW MONEY 9/7/99)
Universal High Yield Fund
Universal Mid-Cap Value Fund
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund (ADDED 9/7/99)
Universal Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund, ADDED 9/7/99)
Universal Technology Fund
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

                         SECTION OF HISTORICAL CHANGES

SELECT DIMENSIONS VARIABLE ANNUITY

Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan Stanley Money Market Fund; ADDED 9/20/99)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

ADDED AS OF JULY 24, 2000

                    HARTFORD SELECT LEADERS VARIABLE ANNUITY
                            FUNDS AND STATUS CHANGES

Morgan Stanley Money Market Fund
Morgan Stanley Flexible Income Fund (NAME CHANGED 6/23/03; FORMERLY Morgan Stanley Diversified Income Fund)
Morgan Stanley Balanced Growth Fund
Morgan Stanley Utilities Fund
Morgan Stanley Dividend Growth Fund
Morgan Stanley Value-Added Market Fund
Morgan Stanley Growth Fund
Morgan Stanley American Opportunities Fund
Morgan Stanley Capital Opportunities Fund (NAME CHANGED 5/1/02; FORMERLY Morgan Stanley Mid-Cap Equity Fund)
Morgan Stanley Global Equity Fund
Morgan Stanley Developing Growth Fund
Universal High Yield Fund
Universal U. S. Mid Cap Core Fund (NAME CHANGED 5/1/03; FORMERLY Universal Mid-Cap Value Fund)
Universal Emerging Markets Debt Fund
Universal Emerging Markets Equity Fund
Core Plus Fixed Income Fund (NAME CHANGED 5/1/02; FORMERLY Universal Fixed Income Fund)
Universal Technology Fund (ADDED 11/6/00)
Universal Equity and Income Portfolio (ADDED 5/1/03)
Universal Global Franchise Portfolio (ADDED 5/1/03)
Universal Small Company Growth Portfolio (ADDED 5/3/04)
Van Kampen LIT Aggressive Growth Portfolio (ADDED 5/3/04)
Van Kampen LIT Growth and Income Fund (NAME CHANGED 5/1/02; FORMERLY Van Kampen Strategic Stock Fund)
Van Kampen Enterprise Fund
Van Kampen Comstock Portfolio (ADDED 5/1/03)
Van Kampen Emerging Growth Portfolio (ADDED 5/1/03)

       THE ABOVE FUNDS WILL BE REFERRED TO AS MORGAN STANLEY CORE FUNDS.

American Funds Global Growth Fund
American Funds Global Small-Cap Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS Total Return Series Fund
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund
Franklin Mutual Shares Securities Fund
Templeton Developing Markets Securities Fund
Templeton Growth Securities Fund

SELECT DIMENSIONS ASSET MANAGER VARIABLE ANNUITY (CLOSED TO NEW CONTRACTS
2/22/01)

Morgan Stanley Core Funds

                         SECTION OF HISTORICAL CHANGES

SELECT LEADERS VARIABLE ANNUITY

Universal Active International Allocation Fund (MERGED 11/3/03 INTO Morgan Stanley Money Market Fund)

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

                    HARTFORD LEADERS VARIABLE ANNUITY SERIES
                            FUNDS AND STATUS CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

American Funds Asset Allocation Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Blue Chip Income and Growth Fund (ADDED 7/5/01)
American Funds New World Fund
Franklin Real Estate Fund (CLOSED TO NEW SALES 5/1/02)
Franklin Small Cap Fund
Franklin Strategic Income Securities Fund (NAME CHANGED 5/1/00; FORMERLY Franklin Templeton Strategic Income Investments Fund)
Franklin Mutual Shares Securities Fund
Templeton Global Asset Allocation Fund (CLOSED TO NEW SALES 5/1/02)
Templeton Developing Markets Securities Fund (NAME CHANGED 5/1/00; FORMERLY Templeton Developing Markets Fund)
Templeton Growth Securities Fund (NAME CHANGED 5/11/00; FORMERLY Templeton Global Growth Fund)
Templeton Foreign Securities Fund
Hartford Money Market Fund
MFS Capital Opportunities Series Fund
MFS Emerging Growth Series Fund
MFS Global Equity Series Fund
MFS Investors Growth Stock Series Fund
MFS Investors Trust Series Fund
MFS High Income Series Fund
MFS Mid-Cap Growth Series Fund (ADDED 9/1/00)
MFS New Discovery Series Fund
MFS Total Return Series Fund
AIM V.I. Aggressive Growth Fund (ADDED 9/20/01)
AIM V.I. Basic Value Fund (ADDED 9/20/01)
AIM V.I. Blue Chip Fund (ADDED 9/20/01)
AIM V.I. Capital Appreciation Fund (ADDED 9/20/01)
AIM V.I. Dent Demographics Trends Fund (ADDED 9/20/01)
AIM V.I. Government Securities Fund (ADDED 9/20/01)
AIM V.I. International Growth Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. International Equity Fund ADDED 9/20/01)
AIM V.I. Mid Cap Core Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Mid Cap Equity Fund ADDED 9/20/01)
AIM V.I. Premier Equity Fund (NAME CHANGED 5/1/02; FORMERLY AIM V.I. Value Fund ADDED 9/20/01)
AIM V.I. Small Cap Equity Fund (ADDED 11/3/03)
Franklin Income Securities Fund (ADDED 5/1/02)
Franklin Large Cap Growth Securities Fund (ADDED 5/1/02)
Franklin Mutual Discovery Securities Fund (ADDED 5/1/03)
Franklin Rising Dividends Securities Fund (ADDED 5/1/03)
MFS Value Series (ADDED 5/1/03)

           THE ABOVE FUNDS WILL BE REFERRED TO AS LEADERS CORE FUNDS.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12

                                   SCHEDULE B

                                INVESTMENT FUNDS

HARTFORD LEADERS SOLUTION VARIABLE ANNUITY

Leaders Core Funds
Merrill Lynch Global Growth V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Global Growth Focus Fund ADDED 11/1/99)
Merrill Lynch Large Cap V.I. Fund (NAME CHANGED 5/1/02; FORMERLY Merrill Lynch Large Cap Growth Focus Fund)

HARTFORD LEADERS ELITE VARIABLE ANNUITY

Leaders Core Funds
Prudential Jennison Growth Fund (ADDED 6/22/00)
Prudential William Blair International Growth Portfolio (NAME CHANGED 5/3/04; FORMERLY Prudential Jennison International Growth Fund)
Prudential Value Fund
Prudential 20/20 Focus Fund (ADDED 6/22/00)

HARTFORD LEADERS ACCESS VARIABLE ANNUITY

Leaders Core Funds

                         SECTION OF HISTORICAL CHANGES

HARTFORD LEADERS VARIABLE ANNUITY

Templeton Asset Allocation Fund NAME CHANGED 5/1/00 TO Templeton Asset Strategy Fund; FURTHER CHANGED TO Templeton Global Asset Allocation Fund AND CLOSED TO NEW SALES 5/1/02.
Templeton International Fund NAME CHANGED 5/1/00 TO Templeton International Securities Fund; FURTHER CHANGED 5/1/02 TO Templeton Foreign Securities Fund. Franklin Technology Securities Fund, ADDED 9/1/00; MERGED INTO Franklin Small Cap Fund 5/1/03.

Hartford Life Treaty No. 99010NY, Effective April 1, 1999
Amendment No. 12